Execution Version LIVANOVA PLC, as Issuer, AND CITIBANK, N.A., as Trustee INDENTURE Dated as of March 8, 2024 2.50% Convertible Senior Notes due 2029

i #97987069v14 TABLE OF CONTENTS PAGE ARTICLE 1 DEFINITIONS Section 1.01 . Definitions ............................................................................................................... 1 Section 1.02 . References to Interest ............................................................................................ 15 ARTICLE 2 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES Section 2.01 . Designation and Amount ...................................................................................... 15 Section 2.02 . Form of Notes ....................................................................................................... 15 Section 2.03 . Date and Denomination of Notes; Payments of Interest and Defaulted Amounts .................................................................................................................. 16 Section 2.04 . Execution, Authentication and Delivery of Notes ................................................. 17 Section 2.05 . Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary .............................................................................................................. 18 Section 2.06 . Mutilated, Destroyed, Lost or Stolen Notes .......................................................... 25 Section 2.07 . Temporary Notes ................................................................................................... 26 Section 2.08 . Cancellation of Notes Paid, Converted, Etc ......................................................... 27 Section 2.09 . CUSIP Numbers .................................................................................................... 27 Section 2.10 . Additional Notes; Repurchases ............................................................................. 27 ARTICLE 3 SATISFACTION AND DISCHARGE Section 3.01 . Satisfaction and Discharge ................................................................................... 28 ARTICLE 4 PARTICULAR COVENANTS OF THE COMPANY Section 4.01 . Payment of Principal and Interest ........................................................................ 28 Section 4.02 . Maintenance of Office or Agency ......................................................................... 28 Section 4.03 . Appointments to Fill Vacancies in Trustee’s Office ............................................. 29 Section 4.04 . Provisions as to Paying Agent .............................................................................. 29 Section 4.05 . Existence ............................................................................................................... 30 Section 4.06 . Rule 144A Information Requirement and Annual Reports ................................... 31 Section 4.07 . Stay, Extension and Usury Laws ........................................................................... 33 Section 4.08 . Compliance Certificate; Statements as to Defaults .............................................. 33 Section 4.09 . Further Instruments and Acts ............................................................................... 33 Section 4.10 . Additional Amounts ............................................................................................... 33

ii #97987069v14 ARTICLE 5 LISTS OF HOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE Section 5.01 . Lists of Holders ..................................................................................................... 35 Section 5.02 . Preservation and Disclosure of Lists .................................................................... 36 ARTICLE 6 DEFAULTS AND REMEDIES Section 6.01 . Events of Default ................................................................................................... 36 Section 6.02 . Acceleration; Rescission and Annulment .............................................................. 37 Section 6.03 . Additional Interest ................................................................................................ 38 Section 6.04 . Payments of Notes on Default; Suit Therefor ....................................................... 39 Section 6.05 . Application of Monies Collected by Trustee ......................................................... 41 Section 6.06 . Proceedings by Holders. ....................................................................................... 41 Section 6.07 . Proceedings by Trustee ......................................................................................... 42 Section 6.08 . Remedies Cumulative and Continuing .................................................................. 43 Section 6.09 . Direction of Proceedings and Waiver of Defaults by Majority of Holders .......... 43 Section 6.10 . Notice of Defaults ................................................................................................. 44 Section 6.11 . Undertaking to Pay Costs ..................................................................................... 44 ARTICLE 7 CONCERNING THE TRUSTEE Section 7.01 . Duties and Responsibilities of Trustee .................................................................. 44 Section 7.02 . Reliance on Documents, Opinions, Etc ................................................................. 47 Section 7.03 . No Responsibility for Recitals, Etc ....................................................................... 49 Section 7.04 . Trustee, Paying Agents, Conversion Agents, Bid Solicitation Agent or Note Registrar May Own Notes ...................................................................................... 49 Section 7.05 . Monies and Ordinary Shares to Be Held in Trust ................................................ 49 Section 7.06 . Compensation and Expenses of Trustee; Indemnification .................................... 49 Section 7.07 . Officer’s Certificate as Evidence .......................................................................... 51 Section 7.08 . Eligibility of Trustee ............................................................................................. 51 Section 7.09 . Resignation or Removal of Trustee ....................................................................... 51 Section 7.10 . Acceptance by Successor Trustee ......................................................................... 52 Section 7.11 . Succession by Merger, Etc .................................................................................... 53 Section 7.12 . Trustee’s Application for Instructions from the Company ................................... 53 ARTICLE 8 CONCERNING THE HOLDERS Section 8.01 . Action by Holders ................................................................................................. 54 Section 8.02 . Proof of Execution by Holders .............................................................................. 54 Section 8.03 . Who Are Deemed Absolute Owners ...................................................................... 54 Section 8.04 . Company-Owned Notes Disregarded ................................................................... 54 Section 8.05 . Revocation of Consents; Future Holders Bound .................................................. 55

iii #97987069v14 ARTICLE 9 HOLDERS’ MEETINGS Section 9.01 . Purpose of Meetings ............................................................................................. 55 Section 9.02 . Call of Meetings by Trustee .................................................................................. 56 Section 9.03 . Call of Meetings by Company or Holders ............................................................ 56 Section 9.04 . Qualifications for Voting ...................................................................................... 56 Section 9.05 . Regulations ........................................................................................................... 56 Section 9.06 . Voting .................................................................................................................... 57 Section 9.07 . No Delay of Rights by Meeting ............................................................................. 57 ARTICLE 10 SUPPLEMENTAL INDENTURES Section 10.01 . Supplemental Indentures Without Consent of Holders ....................................... 58 Section 10.02 . Supplemental Indentures with Consent of Holders ............................................. 59 Section 10.03 . Effect of Supplemental Indentures ...................................................................... 60 Section 10.04 . Notation on Notes ............................................................................................... 60 Section 10.05 . Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee .................................................................................................................... 60 ARTICLE 11 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE Section 11.01 . Company May Consolidate, Etc. on Certain Terms ........................................... 60 Section 11.02 . Successor to Be Substituted ................................................................................ 61 Section 11.03 . Officer’s Certificate and Opinion of Counsel to Be Given to Trustee ................ 62 Section 11.04 . Permitted Transfers ............................................................................................ 62 ARTICLE 12 IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS Section 12.01 . Indenture and Notes Solely Corporate Obligations............................................ 62 ARTICLE 13 CONVERSION OF NOTES Section 13.01 . Conversion Privilege .......................................................................................... 63 Section 13.02 . Conversion Procedure; Settlement Upon Conversion ........................................ 66 Section 13.03 . Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes or an Optional Redemption Notice or Tax Redemption Notice ...................................................... 70 Section 13.04 . Adjustment of Conversion Rate ........................................................................... 73 Section 13.05 . Adjustments of Prices .......................................................................................... 82 Section 13.06 . Shares to Be Fully Paid ...................................................................................... 83 Section 13.07 . Effect of Recapitalizations, Reclassifications and Changes of the Ordinary Shares ..................................................................................................................... 83

iv #97987069v14 Section 13.08 . Certain Covenants .............................................................................................. 85 Section 13.09 . Responsibility of Trustee ..................................................................................... 85 Section 13.10 . Shareholder Rights Plans ................................................................................... 86 Section 13.11 . Exchange in Lieu of Conversion ......................................................................... 86 ARTICLE 14 REPURCHASE OF NOTES AT OPTION OF HOLDERS Section 14.01 . Repurchase at Option of Holders Upon a Fundamental Change ....................... 87 Section 14.02 . Withdrawal of Fundamental Change Repurchase Notice .................................. 90 Section 14.03 . Deposit of Fundamental Change Repurchase Price ........................................... 91 Section 14.04 . Covenant to Comply with Applicable Laws Upon Repurchase of Notes ............ 91 ARTICLE 15 OPTIONAL REDEMPTION ON OR AFTER MARCH 22, 2027 Section 15.01 . Optional Redemption .......................................................................................... 92 Section 15.02 . Notice of Optional Redemption; Selection of Notes ........................................... 92 Section 15.03 . Payment of Notes Called for Optional Redemption ............................................ 93 Section 15.04 . Restrictions on Optional Redemption ................................................................. 94 ARTICLE 16 REDEMPTION FOR CHANGES IN THE TAX LAWS OF THE RELEVANT TAXING JURISDICTIONS Section 16.01 . Optional Redemption for Changes in the Tax Laws of the Relevant Taxing Jurisdictions ........................................................................................................... 94 Section 16.02 . Tax Redemption Notice ....................................................................................... 95 Section 16.03 . Payment of Notes Called for Tax Redemption .................................................... 96 Section 16.04 . Holders’ Right to Avoid Tax Redemption ........................................................... 97 Section 16.05 . Restrictions on Tax Redemption ......................................................................... 97 ARTICLE 17 MISCELLANEOUS PROVISIONS Section 17.01 . Provisions Binding on Company’s Successors ................................................... 97 Section 17.02 . Official Acts by Successor Corporation .............................................................. 97 Section 17.03 . Addresses for Notices, Etc .................................................................................. 97 Section 17.04 . Governing Law; Jurisdiction .............................................................................. 99 Section 17.05 . Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee .............................................................................. 99 Section 17.06 . Legal Holidays .................................................................................................. 100 Section 17.07 . No Security Interest Created ............................................................................. 100 Section 17.08 . Benefits of Indenture ......................................................................................... 100 Section 17.09 . Table of Contents, Headings, Etc ..................................................................... 100 Section 17.10 . Authenticating Agent ......................................................................................... 100 Section 17.11 . Execution in Counterparts ................................................................................ 101 Section 17.12 . Severability ....................................................................................................... 102

v #97987069v14 Section 17.13 . Waiver of Jury Trial .......................................................................................... 102 Section 17.14 . Force Majeure .................................................................................................. 102 Section 17.15 . Calculations ...................................................................................................... 102 Section 17.16 . USA PATRIOT Act ............................................................................................ 102 Section 17.17 . Tax Withholding ................................................................................................ 103 Section 17.18 . Electronic Signatures ........................................................................................ 103 EXHIBIT Exhibit A Form of Note A-1 Exhibit B Form of Incumbency Certificate B-1

#97987069v14 INDENTURE dated as of March 8, 2024 between LIVANOVA PLC, a public limited company organized under the laws of England and Wales, as issuer (the “Company,” as more fully set forth in Section 1.01) and CITIBANK, N.A., a national banking association, as trustee (the “Trustee,” as more fully set forth in Section 1.01). W I T N E S S E T H: WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 2.50% Convertible Senior Notes due 2029 (the “Notes”), initially in an aggregate principal amount not to exceed $345,000,000, subject to Section 2.10, and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and WHEREAS, the Form of Note, the certificate of authentication to be borne by each Note, the Form of Notice of Conversion, the Form of Fundamental Change Repurchase Notice and the Form of Assignment and Transfer to be borne by the Notes are to be substantially in the forms hereinafter provided; and WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes have in all respects been duly authorized. NOW, THEREFORE, THIS INDENTURE WITNESSETH: That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows: ARTICLE 1 DEFINITIONS Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. The words “herein,” “hereof,” “hereunder” and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular. “Additional Amounts” shall have the meaning specified in Section 4.10(a).

2 #97987069v14 “Additional Interest” means all amounts, if any, payable pursuant to Section 4.06(d), Section 4.06(e) and Section 6.03, as applicable. “Additional Shares” shall have the meaning specified in Section 13.03(a). “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding anything to the contrary herein, the determination of whether one Person is an “Affiliate” of another Person for purposes of this Indenture shall be made based on the facts at the time such determination is made or required to be made, as the case may be, hereunder. “Bankruptcy Law” means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors. “Bid Solicitation Agent” means the Company or the Person appointed by the Company to solicit bids for the Trading Price of the Notes in accordance with Section 13.01(b)(i). The Company shall initially act as the Bid Solicitation Agent. “Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act for it hereunder. “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee. “Business Day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed. “Called Notes” means Notes called for Redemption pursuant to Article 15 or Article 16 or subject to a Deemed Redemption. “Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) shares issued by that entity. “Cash Percentage” shall have the meaning specified in Section 13.02(a)(iii). “Change in Tax Law” shall have the meaning specified in Section 16.01(a)(ii). “Clause A Distribution” shall have the meaning specified in Section 13.04(c). “Clause B Distribution” shall have the meaning specified in Section 13.04(c).

3 #97987069v14 “Clause C Distribution” shall have the meaning specified in Section 13.04(c). “close of business” means 5:00 p.m., New York City time. “Code” means the United States Internal Revenue Code of 1986, as amended. “Commission” means the U.S. Securities and Exchange Commission. “Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person. “Company” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article 11, shall include its successors and assigns. “Company Order” means a written order of the Company, signed by (a) the Company’s Chief Executive Officer, President, Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”) and (b) any such other Officer designated in clause (a) of this definition or the Company’s Treasurer or Assistant Treasurer or Secretary or any Assistant Secretary, and delivered to the Trustee. “Conversion Agent” shall have the meaning specified in Section 4.02. “Conversion Consideration” shall have the meaning specified in Section 13.11(a). “Conversion Date” shall have the meaning specified in Section 13.02(c). “Conversion Obligation” shall have the meaning specified in Section 13.01(a). “Conversion Price” means as of any time, $1,000, divided by the Conversion Rate as of such time. “Conversion Rate” shall have the meaning specified in Section 13.01(a). “Corporate Trust Office” means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at (i) for note transfer/surrender purposes, Citibank, N.A., 480 Washington Boulevard, 16th Floor, Jersey City, New Jersey 07310, Attention: Agency & Trust – LivaNova PLC (Convertible Senior Notes due 2029), and (b) for all other purposes, Citibank, N.A., 388 Greenwich Street, New York, New York 10013, Attention: Agency & Trust – LivaNova PLC (Convertible Senior Notes due 2029), or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

4 #97987069v14 “Custodian” means the Trustee, as custodian for The Depository Trust Company, with respect to the Global Notes, or any successor entity thereto. “Daily Conversion Value” means, for each of the 50 consecutive Trading Days during the relevant Observation Period, one-fiftieth (1/50th) of the product of (a) the Conversion Rate on such Trading Day and (b) the Daily VWAP for such Trading Day. “Daily Net Settlement Amount” means, for each of the 50 consecutive Trading Days during the relevant Observation Period: (a) if the Company does not elect a Cash Percentage or the Company elects (or is deemed to have elected) a Cash Percentage of 0% as set forth herein, a number of Ordinary Shares equal to (i) the difference between the Daily Conversion Value and $20, divided by (ii) the Daily VWAP for such Trading Day; (b) if the Company elects a Cash Percentage of 100% as set forth herein, cash in an amount equal to the difference between the Daily Conversion Value and $20; or (c) if the Company elects a Cash Percentage of less than 100% but greater than 0% as set forth herein, (i) cash equal to the product of (x) the difference between the Daily Conversion Value and $20 and (y) the Cash Percentage, plus (ii) a number of Ordinary Shares equal to the product of (x)(A) the difference between the Daily Conversion Value and $20, divided by (B) the Daily VWAP for such Trading Day and (y) 100% minus the Cash Percentage. “Daily Settlement Amount,” for each of the 50 consecutive Trading Days during the relevant Observation Period, shall consist of: (a) cash in an amount equal to the lesser of (i) $20 and (ii) the Daily Conversion Value on such Trading Day; and (b) if the Daily Conversion Value on such Trading Day exceeds $20, the Daily Net Settlement Amount. “Daily VWAP” means, for each relevant Trading Day, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “LIVN <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one Ordinary Share on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “Daily VWAP” shall be determined without regard to after- hours trading or any other trading outside of the regular trading session trading hours. “Deemed Redemption” shall have the meaning specified in Section 13.01(b)(v). “Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

5 #97987069v14 “Defaulted Amounts” means any amounts on any Note (including, without limitation, the Redemption Price, the Fundamental Change Repurchase Price, principal and interest) that are payable but are not punctually paid or duly provided for. “Depositary” means, with respect to each Global Note, the Person specified in Section 2.05(c) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor. “Distributed Property” shall have the meaning specified in Section 13.04(c). “Effective Date” shall have the meaning specified in Section 13.03(c), except that, as used in Section 13.04 and Section 13.05, “Effective Date” means the first date on which Ordinary Shares trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or sub-division or share combination or consolidation, as applicable. “Event of Default” shall have the meaning specified in Section 6.01. “Excess Amount” shall have the meaning specified in Section 13.02(a). “Ex-Dividend Date” means the first date on which Ordinary Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Ordinary Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Exchange Election” shall have the meaning specified in Section 13.11(a). “Exempted Fundamental Change” shall have the meaning specified in Section 14.01(g). “FATCA” means sections 1471 through 1474 of the Code. “Form of Assignment and Transfer” means the “Form of Assignment and Transfer” attached as Attachment 3 to the Form of Note. “Form of Fundamental Change Repurchase Notice” means the “Form of Fundamental Change Repurchase Notice” attached as Attachment 2 to the Form of Note. “Form of Note” means the “Form of Note” attached hereto as Exhibit A. “Form of Notice of Conversion” means the “Form of Notice of Conversion” attached as Attachment 1 to the Form of Note.

6 #97987069v14 “Fundamental Change” shall be deemed to have occurred at the time after the Notes are originally issued if any of the following occurs: (a) except in connection with transactions described in clause (b) below, a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, its direct or indirect Wholly Owned Subsidiaries and the employee benefit plans of the Company and its direct or indirect Wholly Owned Subsidiaries, has become, and files a Schedule TO or any schedule, form or report under the Exchange Act that discloses that such person or group has become, the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of Ordinary Shares representing more than 50% of the voting power of the Ordinary Shares, unless such beneficial ownership arises solely as a result of a revocable proxy delivered in response to a public proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act and is not also then reportable on Schedule 13D or Schedule 13G (or any successor schedule) under the Exchange Act regardless of whether such a filing has actually been made; provided that no “person” or “group” shall be deemed to be the beneficial owner of any securities tendered pursuant to a tender or exchange offer made by or on behalf of such “person” or “group” until such tendered securities are accepted for purchase or exchange under such offer; (b) the consummation of (A) any recapitalization, redesignation, reclassification or change of the Ordinary Shares (other than a change in par or nominal value, or changes resulting from a split or sub-division or combination or consolidation) as a result of which all of the Ordinary Shares would be converted into, exchanged for, or cancelled in consideration for, stock, other securities, other property or assets (including cash or any combination thereof); (B) any binding share exchange, consolidation, merger, combination or similar transaction involving the Company pursuant to which all of the Ordinary Shares will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one of the Company’s direct or indirect Wholly Owned Subsidiaries; provided, however, that a transaction described in clause (A) or (B) in which the holders of all classes of the Company’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions (relative to each other) as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b); (c) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or (d) the Ordinary Shares (or other common equity interests underlying the Notes) cease to be listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors);

7 #97987069v14 provided, however, that a transaction or transactions described in clause (a) or clause (b) above shall not constitute a Fundamental Change, if at least 90% of the consideration received or to be received by the ordinary shareholders of the Company, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of ordinary shares or other common equity interests that are listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors) or will be so listed or quoted when issued in connection with such transaction or transactions and as a result of such transaction or transactions the Notes become convertible into such consideration, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights (subject to the provisions of Section 13.02(a)). If any transaction in which the Ordinary Shares are replaced by the securities of another entity occurs, following completion of any related Make-Whole Fundamental Change Period (or, in the case of a transaction that would have been a Fundamental Change or a Make-Whole Fundamental Change but for the proviso immediately following clause (d) of this definition, following the effective date of such transaction) references to the Company in this definition shall instead be references to such other entity. “Fundamental Change Company Notice” shall have the meaning specified in Section 14.01(c). “Fundamental Change Repurchase Date” shall have the meaning specified in Section 14.01(a). “Fundamental Change Repurchase Notice” shall have the meaning specified in Section 14.01(b)(i). “Fundamental Change Repurchase Price” shall have the meaning specified in Section 14.01(a). “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time. “Global Note” shall have the meaning specified in Section 2.05(b). “Holder,” as applied to any Note, or other similar terms (but excluding the term “beneficial holder”), means any Person in whose name at the time a particular Note is registered on the Note Register. “Incumbency Certificate” shall have the meaning specified in Section 2.04. “Indenture” means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented. “Interest Payment Date” means each March 15 and September 15 of each year, beginning on September 15, 2024. “Last Reported Sale Price” of the Ordinary Shares (or other security for which a last reported sale price must be determined) on any date means the closing sale price per share (or if

8 #97987069v14 no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Ordinary Shares (or such other security) are traded. If the Ordinary Shares (or such other security) are not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price per share for the Ordinary Shares (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Ordinary Shares (or such other security) are not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share for the Ordinary Shares (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours. “Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change (as defined above and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (b) of the definition thereof). “Make-Whole Fundamental Change Period” shall have the meaning specified in Section 13.03(a). “Market Disruption Event” means, for the purposes of determining amounts due upon conversion (a) a failure by the primary U.S. national or regional securities exchange or market on which the Ordinary Shares are listed or admitted for trading to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Ordinary Shares for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Ordinary Shares or in any options contracts or futures contracts relating to the Ordinary Shares. “Maturity Date” means March 15, 2029. “Measurement Period” shall have the meaning specified in Section 13.01(b)(i). “Merger Event” shall have the meaning specified in Section 13.07(a). “Note” or “Notes” shall have the meaning specified in the first paragraph of the recitals of this Indenture. “Note Register” shall have the meaning specified in Section 2.05(a). “Note Registrar” shall have the meaning specified in Section 2.05(a). “Notice of Conversion” shall have the meaning specified in Section 13.02(b).

9 #97987069v14 “Observation Period” with respect to any Note surrendered for conversion means: (i) subject to clause (ii), if the relevant Conversion Date occurs prior to December 15, 2028, the 50 consecutive Trading Day period beginning on, and including, the second Trading Day immediately succeeding such Conversion Date; (ii) with respect to any Called Notes, if the relevant Conversion Date occurs during the related Redemption Period, the 50 consecutive Trading Days beginning on, and including, the 51st Scheduled Trading Day immediately preceding the related Redemption Date; and (iii) subject to clause (ii), if the relevant Conversion Date occurs on or after December 15, 2028, the 50 consecutive Trading Days beginning on, and including, the 51st Scheduled Trading Day immediately preceding the Maturity Date. “Offering Memorandum” means the preliminary offering memorandum dated March 4, 2024, as supplemented by the related pricing term sheet dated March 5, 2024, relating to the offering and sale of the Notes. “Officer” means any person holding any of the following positions with the Company: the Chairman of the Board, President, Chief Financial Officer, Chief Accounting Officer, General Counsel, Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”), Treasurer, Controller, Secretary, Assistant Treasurer, Assistant Controller or Assistant Secretary, and any director thereof. “Officer’s Certificate” means a certificate that is delivered to the Trustee and that is signed by an Officer of the Company. Each such certificate shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section. The Officer giving an Officer’s Certificate pursuant to Section 4.08 shall be the principal executive, financial or accounting officer of the Company. “open of business” means 9:00 a.m., New York City time. “Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, as the case may be, or other counsel acceptable to the Trustee, that is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section 17.05. “Optional Redemption” shall have the meaning specified in Section 15.01. “Optional Redemption Date” shall have the meaning specified in Section 15.02(a). “Optional Redemption Notice” shall have the meaning specified in Section 15.02(a). “Ordinary Shares” means the ordinary shares of the Company, with a nominal value of £1.00 per share, at the date of this Indenture, subject to Section 13.07. “outstanding,” when used with reference to Notes, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

10 #97987069v14 (a) Notes theretofore canceled by the Trustee or accepted by the Trustee for cancellation; (b) Notes, or portions thereof, that have become due and payable and in respect of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); (c) Notes that have been paid pursuant to Section 2.06 or Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course; (d) Notes converted pursuant to Article 13 and required to be cancelled pursuant to Section 2.08; (e) Notes redeemed pursuant to Article 15 or pursuant to Article 16; and (f) Notes repurchased by the Company pursuant to the penultimate sentence of Section 2.10. “Partial Redemption Limitation” shall have the meaning specified in Section 15.02(d). “Paying Agent” shall have the meaning specified in Section 4.02. “Permitted Transfer” means any Sale by the Company of assets and operations that include only the assets and operations of the Company’s cardiopulmonary business or a portion thereof (and, for the avoidance of doubt, exclude all the assets and operations of the Company’s neuromodulation business), as determined by the Company in its reasonable judgment, (i) pursuant to which the Company either (a) receives as consideration for such assets and operations solely cash in an amount equal to the fair market value of such assets and operations as determined by the Company in its reasonable judgment; or (b) deposits with the Trustee at or prior to the closing or consummation of such Sale an amount of cash equal to the greater of: (1) the maximum aggregate Fundamental Change Repurchase Price that the Company, in its reasonable judgment, could be required to pay as a result of such Sale in respect of all then- outstanding Notes; and (2) the product of 125%, multiplied by the maximum aggregate cash amount that the Company could be required to pay in respect of conversions of all then-outstanding Notes in connection with a

11 #97987069v14 Make-Whole Fundamental Change as a result of such Sale; provided that for purposes of this clause (2) and the application of the table contained in Section 13.04(e) such amount shall be calculated as if (x) the “Effective Date” were two Business Days immediately preceding the date on which the Make-Whole Fundamental Change occurs or becomes effective, and (y) the “Stock Price” and the “Daily VWAP” for each Trading Day in the relevant Observation Period for such conversions were the average of the Last Reported Sale Prices of the Ordinary Shares over the five consecutive Trading Day period ending on, and including, the second Trading Day immediately preceding the applicable Effective Date (as defined in Section 13.03(c)); and, provided, further, that if prior to the closing of a Sale the Company informs Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing that with respect to conversions made during the related Make-Whole Fundamental Change Period, that the Company has irrevocably waived its right to elect a Cash Percentage that is greater than 0%, and the Company so irrevocably waives such right for such conversions, then the reference in clause (i)(b)(2) to “125%” shall be replaced with a reference to “100%” and the reference in clause (i)(b)(2) to “maximum cash amount” with respect to a Make-Whole Fundamental Change shall be equal to the principal amount of all Notes then-outstanding; and (ii) in connection with which the Holders receive, within the time periods otherwise required by this Indenture, (A) an offer from the Company to repurchase their Notes pursuant to the provisions of Article 14 and (B) an opportunity to convert their Notes in connection with a Make-Whole Fundamental Change pursuant to the provisions of Article 13. “Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof. “Physical Notes” means permanent certificated Notes in registered form issued in denominations of $1,000 principal amount and integral multiples thereof. “Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of or in exchange for

12 #97987069v14 a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note that it replaces. “Redemption” means any Optional Redemption or any Tax Redemption. “Redemption Date” means any Tax Redemption Date or Optional Redemption Date, as applicable. “Redemption Period” means, with respect to any Redemption, the period from, and including, the date on which the Company delivers an Optional Redemption Notice or Tax Redemption Notice, as the case may be, for such Redemption until the close of business on the second Scheduled Trading Day immediately preceding the related Redemption Date (or, if the Company defaults in the payment of the Redemption Price, until the date on which the Redemption Price has been paid or duly provided for). “Redemption Price” means, for any Notes to be redeemed pursuant to Article 15 or Article 16, 100% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (unless the Redemption Date falls after a Regular Record Date but on or prior to the immediately succeeding Interest Payment Date, in which case interest accrued to the Interest Payment Date will be paid to Holders of record of such Notes as of the close of business on such Regular Record Date, and the Redemption Price will be equal to 100% of the principal amount of such Notes). “Reference Property” shall have the meaning specified in Section 13.07(a). “Regular Record Date,” with respect to any Interest Payment Date, means the March 1 or September 1 (whether or not such day is a Business Day) immediately preceding the applicable March 15 or September 15 Interest Payment Date, respectively. “Relevant Date” means, with respect to any payment or delivery due from the Company, whichever is the later of (i) the date on which such payment or delivery first becomes due and (ii) the date on which payment or delivery thereof is duly provided. “Relevant Taxing Jurisdiction” shall have the meaning specified in Section 4.10(a). “Resale Restriction Termination Date” shall have the meaning specified in Section 2.05(c). “Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, secretary, assistant secretary, treasurer, assistant treasurer, senior trust officer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter relating to this Indenture is referred because of such person’s knowledge of and familiarity with the particular subject and who, in each case, shall have direct responsibility for the administration of this Indenture.

13 #97987069v14 “Restricted Notes Legend” means the restrictive legend on the Notes specified in Section 2.05(c). “Restricted Securities” shall have the meaning specified in Section 2.05(c). “Rule 144” means Rule 144 as promulgated under the Securities Act. “Rule 144A” means Rule 144A as promulgated under the Securities Act. “Sale” means any sale, lease or other transfer in one transaction or a series of transactions. “Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Ordinary Shares are listed or admitted for trading. If the Ordinary Shares are not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Settlement Amount” has the meaning specified in Section 13.02(a). “Settlement Notice” has the meaning specified in Section 13.02(a)(iii). “Significant Subsidiary” means a Subsidiary of the Company that meets the definition of “significant subsidiary” in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act. “Spin-Off” shall have the meaning specified in Section 13.04(c). “Stock Price” shall have the meaning specified in Section 13.03(c). “Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person. “Successor Company” shall have the meaning specified in Section 11.01(a). “Tax Redemption” shall have the meaning specified in Section 16.01(a). “Tax Redemption Date” shall have the meaning specified in Section 16.02. “Tax Redemption Notice” shall have the meaning specified in Section 16.02. “Trading Day” means a day on which (i) trading in the Ordinary Shares (or other security for which a closing sale price must be determined) generally occurs on The Nasdaq

14 #97987069v14 Global Select Market or, if the Ordinary Shares (or such other security) are not then listed on The Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Ordinary Shares (or such other security) are then listed or, if the Ordinary Shares (or such other security) are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Ordinary Shares (or such other security) are then traded and (ii) a Last Reported Sale Price for the Ordinary Shares (or closing sale price for such other security) is available on such securities exchange or market; provided that if the Ordinary Shares (or such other security) are not so listed or traded, “Trading Day” means a Business Day; and provided, further, that for purposes of determining amounts due upon conversion and the definition of Permitted Transfer only, “Trading Day” means a day on which (x) there is no Market Disruption Event and (y) trading in the Ordinary Shares generally occurs on The Nasdaq Global Select Market or, if the Ordinary Shares are not then listed on The Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Ordinary Shares are then listed or, if the Ordinary Shares are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Ordinary Shares are then listed or admitted for trading, except that if the Ordinary Shares are not so listed or admitted for trading, “Trading Day” means a Business Day. “Trading Price” of the Notes on any date of determination means the average of the secondary market bid quotations obtained by the Bid Solicitation Agent for $5,000,000 principal amount of Notes at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers the Company selects for this purpose; provided that if three such bids cannot reasonably be obtained by the Bid Solicitation Agent but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Bid Solicitation Agent, that one bid shall be used. If, on any determination date, the Bid Solicitation Agent cannot reasonably obtain at least one bid for $5,000,000 principal amount of Notes from a nationally recognized securities dealer selected by the Company, then the Trading Price per $1,000 principal amount of Notes on such determination date shall be deemed to be less than 98% of the product of the Last Reported Sale Price of the Ordinary Shares and the Conversion Rate. “transfer” shall have the meaning specified in Section 2.05(c). “Trigger Event” shall have the meaning specified in Section 13.04(c). “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term “Trust Indenture Act” shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended. “Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder. “unit of Reference Property” shall have the meaning specified in Section 13.07(a).

15 #97987069v14 “Valuation Period” shall have the meaning specified in Section 13.04(c). “Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%.” Section 1.02. References to Interest. Unless the context otherwise requires, any reference to interest on, or in respect of, any Note in this Indenture shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to any of Section 4.06(d), Section 4.06(e) and Section 6.03. Unless the context otherwise requires, any express mention of Additional Interest in any provision hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made. ARTICLE 2 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES Section 2.01. Designation and Amount. The Notes shall be designated as the “2.50% Convertible Senior Notes due 2029.” The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is initially limited to $345,000,000, subject to Section 2.10 and except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes to the extent expressly permitted hereunder. Section 2.02. Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the respective forms set forth in Exhibit A, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. In the case of any conflict between this Indenture and a Note, the provisions of this Indenture shall control and govern to the extent of such conflict. Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian or the Depositary, or as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject. Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the Officer executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

16 #97987069v14 Each Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, cancellations, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture. Payment of principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, a Global Note shall be made to the Holder of such Note on the date of payment, unless a record date or other means of determining Holders eligible to receive payment is provided for herein. Section 2.03. Date and Denomination of Notes; Payments of Interest and Defaulted Amounts. (a) The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of such Note. Accrued interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month. (b) The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. The principal amount of any Note (x) in the case of any Physical Note, shall be payable at the office or agency of the Company maintained by the Company for such purposes in the United States of America, which shall initially be the Corporate Trust Office and (y) in the case of any Global Note, shall be payable by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Company shall pay interest on (i) any Physical Notes by wire transfer in immediately available funds to a Holder’s account within the United States of America provided by such Holder to the Note Registrar in writing, which information shall remain in effect until the Holder notifies, in writing, the Note Registrar to the contrary or (ii) any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee. (c) Any Defaulted Amounts shall forthwith cease to be payable to the Holder on the relevant payment date but shall accrue interest per annum at the rate borne by the Notes, subject to the enforceability thereof under applicable law, from, and including, such relevant payment date, and such Defaulted Amounts together with such interest thereon shall be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below: (i) The Company may elect to make payment of any Defaulted Amounts to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Amounts, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of the Defaulted Amounts proposed to be paid

17 #97987069v14 on each Note and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Amounts or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Amounts as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Amounts which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee in writing of such special record date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Amounts and the special record date therefor to be delivered to each Holder at its address as it appears in the Note Register, or by electronic means to the Depositary in the case of Global Notes, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Amounts and the special record date therefor having been so delivered, such Defaulted Amounts shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (ii) of this Section 2.03(c). The Trustee shall have no responsibility whatsoever for the calculation of the Defaulted Amounts. (ii) The Company may make payment of any Defaulted Amounts in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed satisfactory to the Trustee. Section 2.04. Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual, facsimile or other electronic signature of one of its Officers. With the delivery of this Indenture, the Company is furnishing, and from time to time thereafter may furnish, a certificate substantially in the form of Exhibit B (an “Incumbency Certificate”) identifying and certifying the incumbency and specimen (and/or facsimile) signatures of its active authorized Officers. Until the Trustee receives a subsequent Incumbency Certificate, the Trustee shall be entitled to conclusively rely on the last Incumbency Certificate delivered to it for purposes of determining the relevant authorized Officers. Typographical and other minor errors or defects in any signature shall not affect the validity or enforceability of any Note which has been duly authenticated and delivered by the Trustee. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes, without any further action by the Company hereunder.

18 #97987069v14 The Company Order shall specify the amount of Notes to be authenticated (including the initial amount of Notes issued pursuant to Rule 144A), and the applicable rate at which interest will accrue on such Notes. The Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company (as set forth in such Company Order). The Trustee shall have the right to decline to authenticate and deliver any Notes under this Section (a) unless and until it receives from the Company a Company Order instructing it to so authenticate and deliver such Notes and, if requested by the Trustee, an Officer’s Certificate and an Opinion of Counsel in accordance with Section 17.05 hereof; (b) if the Trustee determines that such action may not lawfully be taken; or (c) if the Trustee determines that such action would expose the Trustee to personal liability, unless indemnity and/or security satisfactory to the Trustee against such liability is provided to the Trustee and the Note Registrar. Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the Form of Note attached as Exhibit A hereto, executed manually or electronically by an authorized signatory of the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. In case any Officer of the Company who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such Officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the Officers of the Company, although at the date of the execution of this Indenture any such person was not such an Officer. Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company designated pursuant to Section 4.02, the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. Citibank, N.A. is hereby initially appointed the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-Note Registrars in accordance with Section 4.02. Upon surrender for registration of transfer of any Note to the Note Registrar or any co- Note Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and upon receipt of a Company Order, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

19 #97987069v14 Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and upon receipt of a Company Order, the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding. All Notes presented or surrendered for registration of transfer or for exchange, repurchase or conversion shall (if so required by the Company, the Trustee, the Note Registrar or any co- Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Note Registrar and the Company and duly executed, by the Holder thereof or its attorney-in-fact duly authorized in writing. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent for any exchange or registration of transfer of Notes, but the Company or the Trustee may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or other similar governmental charge required by law in connection therewith as a result of the name of the Holder of new Notes issued upon such exchange or registration of transfer being different from the name of the Holder of the old Notes surrendered for exchange or registration of transfer. None of the Company, the Trustee, the Conversion Agent, the Paying Agent, the Note Registrar or any co-Note Registrar shall be required to exchange for other Notes or register a transfer of (i) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion, (ii) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in accordance with Article 14 or (iii) any Notes selected for Redemption in accordance with Article 15 or Article 16, except the unredeemed portion of any Note being redeemed in part. All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange. (b) So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, subject to the fourth paragraph from the end of Section 2.05(c) all Notes shall be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary. Each Global Note shall bear the legend required on a Global Note set forth in Exhibit A hereto. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a Physical Note shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor. (c) Every Note that bears or is required under this Section 2.05(c) to bear the Restricted Notes Legend set forth in this Section 2.05(c) (together with any Ordinary Shares issued upon conversion of the Notes that is required to bear the legend set forth in Section

20 #97987069v14 2.05(d), collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including the legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(c) and Section 2.05(d), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security. Until the date (the “Resale Restriction Termination Date”) that is the later of (1) the date that is one year after the last date of original issuance of the Notes, or such shorter period of time as permitted by Rule 144 or any successor provision thereto, and (2) such later date, if any, as may be required by applicable law, any certificate evidencing (x) such Note or (y) any securities issued in exchange for or substitution of such Note (other than Ordinary Shares, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a Restricted Notes Legend in substantially the following form (unless such Notes have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee): THIS SECURITY AND THE ORDINARY SHARES, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND (2) AGREES FOR THE BENEFIT OF LIVANOVA PLC (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

21 #97987069v14 (C) TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. No transfer of any Note prior to the Resale Restriction Termination Date will be registered by the Note Registrar unless the applicable box on the Form of Assignment and Transfer has been checked. Any Note (or security issued in exchange or substitution therefor) (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the Restricted Notes Legend and shall not be assigned a restricted CUSIP number. The Company shall be entitled to instruct the Trustee or the Custodian in writing to so surrender any Global Note as to which any of the conditions set forth in clause (i) through (iii) of the immediately preceding sentence have been satisfied, and, upon such instruction, the Trustee or the Custodian shall so surrender such Global Note for exchange; and any new Global Note so exchanged therefor shall not bear the Restricted Notes Legend specified in this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall promptly notify the Trustee in writing upon the occurrence of the Resale Restriction Termination Date and promptly after a registration statement, if any, with respect to the Notes or any Ordinary Shares issued upon conversion of the Notes has been declared effective under the Securities Act. Any exchange pursuant to the foregoing paragraph shall be in accordance with the applicable procedures of the Depositary. The Restricted Notes Legend affixed to any Note will be deemed, pursuant to this Section 2.05 and in accordance with the terms of the certificate representing such Note, to be removed therefrom upon the Company’s delivery to the Trustee of notice, signed on behalf of the Company by one of its Officers, to such effect and stating that the conditions precedent to such

22 #97987069v14 removal have been satisfied (and, for the avoidance of doubt, such notice need not be accompanied by an Officer’s Certificate or an Opinion of Counsel in order to be effective to cause such Restricted Notes Legend to be deemed to be removed from such Note). If such Note bears a “restricted” CUSIP or ISIN number at the time of such delivery, then, upon such delivery, such Note will be deemed, pursuant to this Section 2.05 and in accordance with the terms of the certificate representing such Note, to thereafter bear the “unrestricted” CUSIP and ISIN numbers identified in such footnotes; provided, however, that if such Note is a Global Note and the Depositary thereof requires a mandatory exchange or other procedure to cause such Global Note to be identified by “unrestricted” CUSIP and ISIN numbers in the facilities of such Depositary, then for purposes of Section 4.06(e), such Global Note shall not be deemed to be identified by “unrestricted” CUSIP and ISIN numbers until such time as such exchange or procedure is effected. Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.05(c)), a Global Note may not be transferred as a whole or in part except (i) by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary and (ii) for exchange of a Global Note or a portion thereof for one or more Physical Notes in accordance with the second immediately succeeding paragraph. The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co. If (i) the Depositary notifies the Company at any time that the Depositary is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days, (ii) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days or (iii) an Event of Default with respect to the Notes has occurred and is continuing and a beneficial owner of any Note requests that its beneficial interest therein be issued as a Physical Note, the Company shall execute, and the Trustee, upon receipt of an Officer’s Certificate and a Company Order for the authentication and delivery of Notes, shall authenticate and deliver (x) in the case of clause (iii), a Physical Note to such beneficial owner in a principal amount equal to the principal amount of such Note corresponding to such beneficial owner’s beneficial interest and (y) in the case of clause (i) or (ii), Physical Notes to each beneficial owner of the related Global Notes (or a portion thereof) in an aggregate principal amount equal to the aggregate principal amount of such Global Notes in exchange for such Global Notes, and upon delivery of the Global Notes to the Trustee such Global Notes shall be canceled. Physical Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.05(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, or, in the case of clause (iii) of the immediately preceding paragraph, the relevant beneficial owner, shall

23 #97987069v14 instruct the Trustee in writing. Upon execution and authentication, the Trustee shall deliver such Physical Notes to the Persons in whose names such Physical Notes are so registered. At such time as all interests in a Global Note have been converted, canceled, repurchased, redeemed or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and existing instructions between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Physical Notes, converted, canceled, repurchased, redeemed or transferred to a transferee who receives Physical Notes therefor or any Physical Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase. None of the Company, the Trustee, the Paying Agent, the Conversion Agent or any agent of the Company, the Trustee the Paying Agent or the Conversion Agent shall have any responsibility or liability for the payment of amounts to beneficial holders, any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. (d) Until the Resale Restriction Termination Date, any share certificate representing Ordinary Shares issued upon conversion of a Note shall bear a legend in substantially the following form (unless such Ordinary Shares have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or such Ordinary Shares have been issued upon conversion of a Note that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Ordinary Shares): THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

24 #97987069v14 (2) AGREES FOR THE BENEFIT OF LIVANOVA PLC (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE OF THE SERIES OF NOTES UPON THE CONVERSION OF WHICH THIS SECURITY WAS ISSUED OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR (C) TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S ORDINARY SHARES RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. Any such Ordinary Shares (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that have been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of the certificates representing such Ordinary Shares for exchange in accordance with the procedures of the transfer agent for the Ordinary Shares, be exchanged for a new certificate or certificates for a like aggregate number of Ordinary Shares, which shall not bear the restrictive legend required by this Section 2.05(d). (e) Any Note or Ordinary Share issued upon the conversion or exchange of a Note that is repurchased or owned by any Affiliate of the Company (or any Person who was an Affiliate of the Company at any time during the three months immediately preceding) may not be resold by

25 #97987069v14 such Affiliate (or such Person, as the case may be) unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Note or Ordinary Share, as the case may be, no longer being a “restricted security” (as defined under Rule 144). The Company shall cause any Note that is repurchased or owned by it to be surrendered to the Trustee for cancellation in accordance with Section 2.08 and upon receipt of a Company Order, the Trustee shall cancel all Notes so surrendered. (f) The Trustee shall have no responsibility or obligation to any direct or indirect participant or any other Person with respect to the accuracy of the books or records, or the acts or omissions, of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any direct or indirect participant or other Person (other than the Depositary and any other registered Holder of Notes) of any notice (including any Optional Redemption Notice or Tax Redemption Notice) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the customary procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its direct or indirect participants. (g) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. (h) Neither the Trustee nor any agent shall have any responsibility or liability for any actions taken or not taken by the Depositary. Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon receipt of a Company Order, the Trustee or an authenticating agent shall authenticate and deliver, a new Note, bearing a registration number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security and/or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

26 #97987069v14 The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security and/or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent upon the issuance of any substitute Note, but the Company or the Trustee may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or other similar governmental charge required in connection therewith as a result of the name of the Holder of the new substitute Note being different from the name of the Holder of the old Note that became mutilated or was destroyed, lost or stolen. In case any Note that has matured or is about to mature or has been surrendered for required repurchase or is about to be converted in accordance with Article 13 shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security and/or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent evidence of their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, payment, redemption, conversion or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, payment, redemption, conversion or repurchase of negotiable instruments or other securities without their surrender. Section 2.07. Temporary Notes. Pending the preparation of Physical Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Physical Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Physical Notes. Without unreasonable delay, the Company shall execute and deliver to the Trustee or such authenticating agent Physical Notes (other than any Global Note) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and upon receipt of a Company Order, the Trustee or such authenticating agent

27 #97987069v14 shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Physical Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Physical Notes authenticated and delivered hereunder. Section 2.08. Cancellation of Notes Paid, Converted, Etc. The Company shall cause all Notes surrendered for the purpose of payment, repurchase, redemption, registration of transfer or exchange or conversion, if surrendered to any Person other than the Trustee (including any of the Company’s agents, Subsidiaries or Affiliates), to be delivered and surrendered to the Trustee for cancellation. Upon the delivery of a Company Order requesting cancellation, all Notes delivered to the Trustee shall be canceled promptly by it. Except for any Notes surrendered for registration of transfer or exchange, or as otherwise expressly permitted by any of the provisions of this Indenture, no Notes shall be authenticated in exchange for any Notes surrendered to the Trustee for cancellation. The Trustee shall dispose of canceled Notes in accordance with its customary procedures and, after such disposition, shall deliver a certificate of such cancellation and disposition to the Company, at the Company’s written request in a Company Order. Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” or “ISIN” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” or “ISIN” numbers, as applicable, in all notices issued to Holders as a convenience to such Holders; provided that the Trustee shall have no liability for any defect in the “CUSIP” or “ISIN” numbers as they appear on any Note, notice or elsewhere, and provided, further, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or on such notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee in writing of any change in the “CUSIP” or “ISIN” numbers, as applicable. Section 2.10. Additional Notes; Repurchases. The Company may, without the consent of the Holders and notwithstanding Section 2.01, reopen this Indenture and issue additional Notes hereunder with the same terms as the Notes initially issued hereunder (other than differences in the issue date, the issue price, interest accrued prior to the issue date of such additional Notes and restrictions on transfer in respect of such additional Notes) in an unlimited aggregate principal amount; provided that such additional Notes shall be issued under a separate CUSIP and ISIN number unless the additional Notes are issued pursuant to a “qualified reopening” of the original series, are otherwise treated as part of the same “issue” of debt instruments as the original series or are issued with less than a de minimis amount of original issue discount, in each case for U.S. federal income tax purposes. Prior to the issuance of any such additional Notes, the Company shall deliver to the Trustee a Company Order, an Officer’s Certificate and an Opinion of Counsel, such Officer’s Certificate and Opinion of Counsel to cover such matters, in addition to those required by Section 17.05, as the Trustee shall reasonably request. In addition, the Company may, to the extent permitted by law, and directly or indirectly (regardless of whether such Notes are surrendered to the Company), repurchase Notes in the open market or otherwise, whether by the Company or its Subsidiaries or through a private or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives. The Company shall cause any Notes so repurchased (other than Notes repurchased pursuant to cash-settled swaps or other derivatives) to

28 #97987069v14 be surrendered to the Trustee for cancellation in accordance with Section 2.08 and upon receipt of a Company Order, the Trustee shall cancel all Notes so surrendered and such Notes shall no longer be considered outstanding under this Indenture upon their repurchase. ARTICLE 3 SATISFACTION AND DISCHARGE Section 3.01. Satisfaction and Discharge. This Indenture shall upon request of the Company contained in an Officer’s Certificate be discharged and shall cease to be of further effect, and the Trustee, at the expense of the Company, shall execute such instruments reasonably requested by the Company acknowledging satisfaction and discharge of the Notes and this Indenture, when (a) (i) all Notes theretofore authenticated and delivered (other than Notes which have been destroyed, lost or stolen and which have been replaced, paid or converted as provided in Section 2.06) have been delivered to the Trustee for cancellation; or (ii) the Company has deposited with the Trustee or delivered to Holders, as applicable, after the Notes have become due and payable, whether on the Maturity Date, any Redemption Date, any Fundamental Change Repurchase Date, upon conversion or otherwise, cash and, if applicable, Ordinary Shares, solely to satisfy the Company’s Conversion Obligation, sufficient to pay all of the outstanding Notes and all other sums due and payable under this Indenture by the Company; and (b) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.06 shall survive. ARTICLE 4 PARTICULAR COVENANTS OF THE COMPANY Section 4.01. Payment of Principal and Interest. The Company covenants and agrees that it will cause to be paid the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Section 4.02. Maintenance of Office or Agency. The Company will maintain in the United States of America an office or agency (which will be the Corporate Trust Office initially) where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase (“Paying Agent”) or for conversion (“Conversion Agent”) and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office in the United States of America. The Company may also from time to time designate as co-Note Registrars one or more other offices or agencies where the Notes may be presented or surrendered for any or all such

29 #97987069v14 purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States of America for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms “Paying Agent” and “Conversion Agent” include any such additional or other offices or agencies, as applicable. The Company hereby initially designates Citibank, N.A. as the Paying Agent, Note Registrar, Custodian and Conversion Agent and the Corporate Trust Office as the office or agency in the United States of America where Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase or for conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served; provided that the Corporate Trust Office shall not be a place for service of legal process on the Company. In acting hereunder and in connection with the Notes, the Paying Agent, Note Registrar, the Custodian and Conversion Agent shall act solely as an agent of the Company, and will not thereby assume any obligation towards or relationship of agency or trust for or with any Holder. Section 4.03. Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder. Section 4.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04: (i) that it will hold all sums held by it as such agent for the payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes in trust for the benefit of the Holders of the Notes; (ii) that it will give the Trustee prompt written notice of any failure by the Company to make any payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes when the same shall be due and payable; and (iii) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust. The Company shall, on or before each due date of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes, deposit with the Paying Agent a sum sufficient to pay such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) or accrued and unpaid interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of any failure to take such action; provided that such deposit must be received by the Paying Agent by 11:00 a.m., New York City time, on

30 #97987069v14 such date, and if such deposit is not received by 11:00 a.m., New York City time, on such due date, such deposit will be deemed deposited on the next Business Day. (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) and accrued and unpaid interest so becoming due and will promptly notify the Trustee in writing of any failure to take such action and of any failure by the Company to make any payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes when the same shall become due and payable. (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay, cause to be paid or deliver to the Trustee all sums or amounts held in trust by the Company or any Paying Agent hereunder as required by this Section 4.04, such sums or amounts to be held by the Trustee upon the trusts herein contained and upon such payment or delivery by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability but only with respect to such sums or amounts. Upon the occurrence of any event specified in Section 6.01(h) or Section 6.01(i), the Trustee shall automatically become the Paying Agent. (d) Subject to applicable abandoned property laws, any money and Ordinary Shares deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, accrued and unpaid interest on and the consideration due upon conversion of any Note and remaining unclaimed for two years after such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), interest or consideration due upon conversion has become due and payable shall be paid to the Company on request of the Company contained in an Officer’s Certificate, or (if then held by the Company) shall be discharged from such trust and the Trustee shall have no further liability with respect to such funds; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money and Ordinary Shares, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The Borough of Manhattan, The City of New York, notice that such money and Ordinary Shares remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money and Ordinary Shares then remaining will be repaid or delivered to the Company. Section 4.05. Existence. Subject to Article 11, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence. The

31 #97987069v14 Company shall promptly provide the Trustee with written notice of any change to its name, jurisdiction of incorporation or change to its corporate organization. Section 4.06. Rule 144A Information Requirement and Annual Reports. (a) At any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall, so long as any of the Notes or any Ordinary Shares issuable upon conversion thereof shall, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, promptly provide to the Trustee and, upon written request, any Holder, beneficial owner or prospective purchaser of such Notes or any Ordinary Shares issuable upon conversion of such Notes, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Notes or Ordinary Shares pursuant to Rule 144A. The Company shall take such further action as any Holder or beneficial owner of such Notes or such Ordinary Shares may reasonably request to the extent from time to time required to enable such Holder or beneficial owner to sell such Notes or Ordinary Shares in accordance with Rule 144A, as such rule may be amended from time to time. (b) The Company shall file with the Trustee, within 15 days after the same are required to be filed with the Commission, copies of any annual or quarterly reports (on Form 10-K or Form 10-Q or any respective successor form) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (excluding any portion thereof that is subject to confidential treatment and giving effect to any grace period provided by Rule 12b-25 under the Exchange Act). Any such document or report that the Company files with the Commission via the Commission’s EDGAR system shall be deemed to be filed with the Trustee for purposes of this Section 4.06(b) at the time such documents are filed via the EDGAR system (or any successor thereto), it being understood that the Trustee shall not be responsible for determining whether such filings have been made and shall have no obligation to determine if and when the Company’s statements or reports are publicly available and/or accessible electronically. (c) Delivery of the reports, information and documents described in subsection (b) above to the Trustee is for informational purposes only, and the information and the Trustee’s receipt of the foregoing shall not constitute actual or constructive notice or knowledge of any information contained therein, or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on an Officer’s Certificate). (d) If, at any time during the six-month period beginning on, and including, the date that is six months after the last date of original issuance of the Notes, the Company fails to timely file any document or report that it is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods thereunder and other than reports on Form 8-K), or the Notes are not otherwise freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates or Holders that were the Company’s Affiliates at any time during the three months immediately preceding (as a result of restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes), the Company shall pay Additional Interest on the Notes. Such Additional Interest shall accrue on the Notes at the rate of 0.50% per annum of the principal amount of the Notes outstanding for each day during such period for which the Company’s failure to file has occurred and is

32 #97987069v14 continuing or the Notes are not otherwise freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates (or Holders that were the Company’s Affiliates at any time during the three months immediately preceding) without restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes, provided that the assignment of a restricted CUSIP number shall not constitute a “restriction pursuant to U.S. securities laws or the terms of this Indenture or the Notes” for purposes of this Section 4.06(d). As used in this Section 4.06(d), documents or reports that the Company is required to “file” with the Commission pursuant to Section 13 or 15(d) of the Exchange Act does not include documents or reports that the Company furnishes to the Commission pursuant to Section 13 or 15(d) of the Exchange Act. (e) If, and for so long as, the Restrictive Notes Legend has not been removed (or deemed removed in accordance with Section 2.05(c)), the Notes are assigned a restricted CUSIP number or the Notes are not otherwise freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates or Holders that were the Company’s Affiliates at any time during the three months immediately preceding (without restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes) as of the 380th day after the last date of original issuance of the Notes, the Company shall pay Additional Interest on the Notes at a rate equal to 0.50% per annum of the principal amount of Notes outstanding until the Restrictive Notes Legend on the Notes has been removed (or deemed removed) in accordance with Section 2.05(c), the Notes are assigned an unrestricted CUSIP number and the Notes are freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates (or Holders that were the Company’s Affiliates at any time during the three months immediately preceding) without restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes. (f) Additional Interest will be payable in arrears on each Interest Payment Date following accrual in the same manner as regular interest on the Notes. (g) Subject to the immediately succeeding sentence, the Additional Interest that is payable in accordance with Section 4.06(d) or Section 4.06(e) shall be in addition to, and not in lieu of, any Additional Interest that may be payable as a result of the Company’s election pursuant to Section 6.03. However, in no event shall Additional Interest payable for the Company’s failure to timely file any document or report that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods thereunder and other than reports on Form 8-K), as set forth in Section 4.06(d), together with any Additional Interest that may accrue at the Company’s election as a result of the Company’s failure to comply with its reporting obligations pursuant to Section 6.03, accrue at a rate in excess of 0.50% per annum pursuant to this Indenture, regardless of the number of events or circumstances giving rise to the requirement to pay such Additional Interest. (h) If Additional Interest is payable by the Company pursuant to Section 4.06(d) or Section 4.06(e), the Company shall deliver to the Trustee an Officer’s Certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no such Additional Interest is payable. If the Company has paid Additional Interest directly to the

33 #97987069v14 Persons entitled to it, the Company shall deliver to the Trustee an Officer’s Certificate setting forth the particulars of such payment. Section 4.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted. Section 4.08. Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2024) an Officer’s Certificate stating whether the signers thereof have knowledge of any Event of Default that occurred during the previous fiscal year and, if so, specifying each such Event of Default and the nature thereof. In addition, the Company shall deliver to the Trustee, within 30 days after the occurrence of any Event of Default or Default, an Officer’s Certificate setting forth the details of such Event of Default or Default, its status and the action that the Company is taking or proposing to take in respect thereof; provided that the Company is not required to deliver such notice if such Event of Default or Default has been cured. Section 4.09. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture. Section 4.10. Additional Amounts. (a) All payments and deliveries made by, or on behalf of, the Company with respect to the Notes, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within any jurisdiction in which the Company is organized or resident, or doing or deemed to be doing business, for tax purposes or from or through which payments or deliveries by or on behalf of the Company are made or deemed made, or by or within any political subdivision thereof or any authority therein or thereof having power to tax (each, a “Relevant Taxing Jurisdiction”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event that any such taxes, duties, assessments or governmental charges imposed or levied by or on behalf of a Relevant Taxing Jurisdiction are required to be withheld or deducted from any payments or deliveries made by the Company or any Paying Agent with respect to the Notes, the Company will pay to the Holder of each Note such additional amounts (the “Additional Amounts”) as are necessary to ensure that the net amount received after such withholding or deduction will equal the amounts that would have been received had no such withholding or deduction been required; provided that no Additional Amounts will be payable:

34 #97987069v14 (i) for or on account of: (A) any tax, duty, assessment or other governmental charge that would not have been imposed but for: (1) the existence of any present or former connection between the Holder or beneficial owner of such Note (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over, the relevant Holder or beneficial owner, if the relevant Holder or beneficial owner is an estate, nominee, trust, partnership, limited liability company or corporation) and the Relevant Taxing Jurisdiction, other than merely holding or enforcing rights under such Note or the receipt of payments thereunder, including, without limitation, such Holder or beneficial owner being or having been a national, domiciliary or resident of such Relevant Taxing Jurisdiction or treated as a resident thereof or being or having been physically present or engaged in a trade or business therein or having or having had a permanent establishment therein; (2) the presentation of such Note (in cases in which presentation is required) more than 30 days after the Relevant Date; or (3) the failure of the Holder, intermediary or beneficial owner to timely comply with a timely request from the Company to provide certification, information, documents or other evidence concerning such Holder’s, intermediary’s or beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction, or to make any declaration of non-residence or any other claim or filing for exemption to which it is entitled or satisfy any other reporting requirement relating to such matters, if and to the extent that the Holder, intermediary or beneficial owner is able to comply with such request without undue hardship and due and timely compliance with such request is required by statute, regulation or administrative practice of the Relevant Taxing Jurisdiction in order to reduce or eliminate any withholding or deduction as to which Additional Amounts would have otherwise been payable to such Holder, intermediary or beneficial owner; (B) any estate, inheritance, gift, use, sales, transfer, excise, personal property or similar tax, assessment or other governmental charge; (C) any tax, duty, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments or deliveries under or with respect to the Notes; (D) any tax, assessment, withholding or deduction required by FATCA, any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any law, regulation, rule, practice or other official guidance enacted

35 #97987069v14 in any jurisdiction implementing FATCA, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA or any law, regulation, rule, practice, or other official guidance enacted by such other jurisdiction to give effect to such agreement, or any agreement with the U.S. Internal Revenue Service under FATCA; (E) any tax, assessment or other governmental charge imposed in connection with a Note presented for payment (where presentation is required for payment) by or on behalf of a Holder, intermediary or beneficial owner who would have been able to avoid such tax, assessment or governmental charge by presenting the relevant Note to, or otherwise accepting payment from, another Paying Agent; or (F) any combination of taxes referred to in the preceding clauses (A), (B), (C), (D) and (E); or (ii) with respect to any payment on a Note to a Holder that is a fiduciary, partnership or person other than the sole beneficial owner of that payment, to the extent that such payment would be required to be included in the income under the laws of the Relevant Taxing Jurisdiction, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a partner or member of that partnership or a beneficial owner who would not have been entitled to such Additional Amounts had that beneficiary, settlor, partner, member or beneficial owner been the Holder thereof. (b) If the Company is required to make any deduction or withholding from any payments with respect to the Notes, the Company will deliver to the Trustee official tax receipts evidencing the remittance to the relevant tax authorities of the amounts so withheld or deducted. Copies of such receipts shall be made available to Holders, intermediaries and beneficial owners of the Notes upon written request. (c) References to payments and deliveries in this Indenture and the Notes include the payment of any required related Additional Amounts, except as the context otherwise requires. ARTICLE 5 LISTS OF HOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE Section 5.01. Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than 10 days after each March 1 and September 1 in each year beginning with September 1, 2024, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

36 #97987069v14 Section 5.02. Preservation and Disclosure of Lists. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished. ARTICLE 6 DEFAULTS AND REMEDIES Section 6.01. Events of Default. Each of the following events shall be an “Event of Default” with respect to the Notes: (a) default in any payment of interest on any Note when due and payable, and the default continues for a period of 30 days; (b) default in the payment of principal of any Note when due and payable on the Maturity Date, upon Optional Redemption, upon Tax Redemption, upon any required repurchase, upon declaration of acceleration or otherwise; (c) failure by the Company to comply with its obligation to convert the Notes in accordance with this Indenture upon exercise of a Holder’s conversion right and such failure continues for a period of three Business Days; (d) failure by the Company to issue a Fundamental Change Company Notice in accordance with Section 14.01(c), notice of a Make-Whole Fundamental Change in accordance with Section 13.03(b) or notice of a specified corporate event in accordance with Section 13.01(b)(ii) or Section 13.01(b)(iii), in each case when due and such failure continues for a period of one Business Day; (e) failure by the Company to comply with its obligations under Article 11; (f) failure by the Company for 60 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding has been received by the Company to comply with any of the Company’s other agreements contained in the Notes or this Indenture; (g) default by the Company or any Subsidiary of the Company with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $40,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise; (h) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company

37 #97987069v14 or any such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any such Significant Subsidiary or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; (i) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to the Company or such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or such Significant Subsidiary or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 30 consecutive days; or (j) a final judgment or judgments for the payment of $40,000,000 (or its foreign currency equivalent) or more (excluding amounts covered by insurance as to which the insurer has been notified of such judgment and has not denied coverage) in the aggregate rendered against the Company or any of its Subsidiaries, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced or (ii) the date on which all rights to appeal have been extinguished; provided that no Default or Event of Default shall occur under this clause (j) as a result of any judgment rendered against the Company or any of its Subsidiaries in connection with any judicial proceedings relating to the alleged liability of the Company and/or any of its Subsidiaries for environmental liabilities incurred by SNIA S.p.A and/or any of its affiliates in Italy. Section 6.02. Acceleration; Rescission and Annulment. If one or more Events of Default shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then, and in each and every such case (other than an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company or any of its Significant Subsidiaries), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Holders), may, and the Trustee at the written request of such Holders accompanied by security and/or indemnity satisfactory to the Trustee and otherwise subject to the limitations set forth herein shall, declare 100% of the principal of, and accrued and unpaid interest on, all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable, anything contained in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company or any of its Significant Subsidiaries occurs and is continuing, 100% of the principal of, and accrued and unpaid interest, if any, on, all Notes shall become and shall automatically be immediately due and payable without any action on the part of the Trustee.

38 #97987069v14 The immediately preceding paragraph, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay installments of accrued and unpaid interest upon all Notes and the principal of any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of accrued and unpaid interest to the extent that payment of such interest is enforceable under applicable law, and on such principal at the rate borne by the Notes at such time) and amounts due to the Trustee pursuant to Section 7.06, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all existing Events of Default under this Indenture, other than the nonpayment of the principal of and accrued and unpaid interest, if any, on Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case (except as provided in the immediately succeeding sentence) the Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to the Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon. Notwithstanding anything to the contrary herein, no such waiver or rescission and annulment shall extend to or shall affect any Default or Event of Default resulting from (i) the nonpayment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, any Notes, (ii) a failure to redeem or repurchase any Notes when required or (iii) a failure to pay or deliver, as the case may be, the consideration due upon conversion of the Notes. Section 6.03. Additional Interest. Notwithstanding anything in this Indenture or in the Notes to the contrary, to the extent the Company elects, the sole remedy for an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) shall, for the first 365 days after the occurrence of such an Event of Default consist exclusively of the right to receive Additional Interest on the Notes at a rate equal to (x) 0.25% per annum of the principal amount of the Notes outstanding for each day that such Event of Default is continuing during the first 180 days after the occurrence of such an Event of Default and (y) 0.50% per annum of the principal amount of the Notes outstanding from the 181st day to, and including, the 365th day following the occurrence of such Event of Default, as long as such Event of Default is continuing. Subject to the last paragraph of this Section 6.03, Additional Interest payable pursuant to this Section 6.03 shall be in addition to, not in lieu of, any Additional Interest payable pursuant to Section 4.06(d) or Section 4.06(e). If the Company so elects, such Additional Interest shall be payable in the same manner and on the same dates as the stated interest payable on the Notes. On the 366th day after such Event of Default (if the Event of Default relating to the Company’s failure to comply with its obligations set forth in Section 4.06(b) is not cured or waived prior to such 366th day), the Notes shall be immediately subject to acceleration as provided in Section 6.02. The provisions of this paragraph will not affect the rights of Holders of Notes in the event of the occurrence of any Event of Default other than the Company’s failure to comply with its obligations as set forth in Section 4.06(b). In the event the

39 #97987069v14 Company does not elect to pay Additional Interest following an Event of Default in accordance with this Section 6.03 or the Company elected to make such payment but does not pay the Additional Interest when due, the Notes shall be immediately subject to acceleration as provided in Section 6.02 as a result of the Event of Default pursuant to Section 6.01(f) if such Event of Default is then continuing. In order to elect to pay Additional Interest as the sole remedy during the first 365 days after the occurrence of an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) in accordance with the immediately preceding paragraph, the Company must notify all Holders of the Notes, the Trustee and the Paying Agent of such election prior to the beginning of such 365-day period. Upon the failure to timely give such notice, the Notes shall be immediately subject to acceleration as provided in Section 6.02. In no event shall Additional Interest payable at the Company’s election for failure to comply with its obligations pursuant to Section 4.06(b) as set forth in this Section 6.03, together with any Additional Interest that may accrue pursuant to Section 4.06(d) as a result of the Company’s failure to timely file any document or report that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods thereunder and other than current reports on Form 8-K), accrue at a rate in excess of 0.50% per annum pursuant to this Indenture, regardless of the number of events or circumstances giving rise to the requirement to pay such Additional Interest. Section 6.04. Payments of Notes on Default; Suit Therefor. If an Event of Default described in clause (a) or (b) of Section 6.01 shall have occurred and be continuing, the Company shall, upon demand of the Trustee acting on behalf of the Holders or at the written request of Holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 8.04 and subject to indemnity and/or security satisfactory to the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, if any, with interest on any overdue principal and interest, if any, at the rate borne by the Notes at such time and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.06. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated. In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the event of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the

40 #97987069v14 Trustee shall have made any demand pursuant to the provisions of this Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and accrued and unpaid interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the compensation, expenses, disbursements and advances of the Trustee, including the reasonably incurred expenses and disbursements of its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for compensation, expenses, advances and disbursements, including the reasonably incurred expenses and disbursements of its agents and counsel fees, and including any other amounts due to the Trustee under Section 7.06, incurred by it up to the date of such distribution. To the extent that such payment of compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding. All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the compensation, expenses, disbursements and advances of the Trustee, including the reasonably incurred expenses, disbursements and advances of its agents and counsel, be for the ratable benefit of the Holders of the Notes. In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.02 or for any other reason or

41 #97987069v14 shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Holders and the Trustee shall continue as though no such proceeding had been instituted. Section 6.05. Application of Monies Collected by Trustee. Any monies or property collected by the Trustee pursuant to this Article 6 with respect to the Notes shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid: First, to the payment of all amounts due to the Trustee hereunder, including, without limitation, under Section 7.06, and to its agents and counsel, including, without limitation, any amounts due to the Paying Agent, the Custodian, the Note Registrar, or the Conversion Agent hereunder; Second, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on, and any cash due upon conversion of, the Notes in default in the order of the date due of the payments of such interest and cash due upon conversion, as the case may be, with interest (to the extent that such interest has been collected by the Trustee) upon such overdue payments at the rate borne by the Notes at such time, such payments to be made ratably to the Persons entitled thereto; Third, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount (including, if applicable, the payment of the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) then owing and unpaid upon the Notes for principal and interest, if any, with interest on the overdue principal and, to the extent that such interest has been collected by the Trustee, upon overdue installments of interest at the rate borne by the Notes at such time, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) and interest without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) and accrued and unpaid interest; and Fourth, to the payment of the remainder, if any, to the Company. Section 6.06. Proceedings by Holders. Except to enforce the right to receive payment of principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price) or interest when due, or the right to receive payment and, if applicable, delivery of the consideration due upon conversion, no Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the

42 #97987069v14 appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless: (a) such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as herein provided; (b) Holders of at least 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder; (c) such Holders shall have offered to the Trustee such security and/or indemnity satisfactory to it against any loss, liability, claim or expense to be incurred therein or thereby; (d) the Trustee for 60 days after its receipt of such notice, request and offer of such security and/or indemnity, shall have not complied with such written request of the Holders to institute any such action, suit or proceeding; and (e) no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Notes then outstanding within such 60-day period pursuant to Section 6.09, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder (it being further understood that the Trustee shall not have an affirmative duty to ascertain whether or not any such direction, suit, action or proceeding is unduly prejudicial to any other Holder), or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Notwithstanding any other provision of this Indenture and any provision of any Note, each Holder shall have the right to receive payment or delivery, as the case may be, of (x) the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon conversion of, such Note, on or after the respective due dates expressed or provided for in such Note or in this Indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be. Section 6.07. Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the

43 #97987069v14 exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law; provided that the Trustee will not be bound to make any such proceeding unless (i) it shall have been so directed in writing by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, (ii) it shall have been indemnified and/or secured to its satisfaction and (iii) the Trustee is satisfied that the act or exercise of any of the rights or powers vested in it by this Indenture will not result in any of its directors, officers, employees or agents incurring personal liability. Section 6.08. Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders. Section 6.09. Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority of the aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may refuse to follow any direction that conflicts with law or this Indenture, that may involve the Trustee in personal liability or violating applicable law, or if it is not provided with security and/or indemnity to its satisfaction, or that the Trustee determines is unduly prejudicial to the rights of any other Holder (it being further understood that the Trustee shall not have an affirmative duty to ascertain whether or not any such direction is unduly prejudicial to any other Holder) or that would involve the Trustee in personal liability (it being further understood that the Trustee shall not have an affirmative duty to ascertain whether or not any such direction is unduly prejudicial to any other Holder). The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may on behalf of the Holders of all of the Notes waive any past Default or Event of Default hereunder and its consequences except (i) a default in the payment of accrued and unpaid interest, if any, on, or the principal (including any Redemption Price and any Fundamental Change Repurchase Price) of, the Notes when due that has not been cured pursuant to the provisions of Section 6.01, (ii) a failure by the Company to pay and, if applicable, deliver the consideration due upon conversion of the Notes or (iii) a default in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of each Holder of an outstanding Note affected. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder; but

44 #97987069v14 no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Section 6.10. Notice of Defaults. The Trustee shall, within 90 days after receiving notice of the occurrence and continuance of a Default or an Event of Default of which a Responsible Officer has actual knowledge, deliver to all Holders (at the Company’s expense) notice of all Defaults or Events of Default known to a Responsible Officer, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default in the payment of the principal of (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), or accrued and unpaid interest on, any of the Notes or a Default in the payment and, if applicable, delivery of the consideration due upon conversion, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders. Section 6.11. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.11 (to the extent permitted by law) shall not apply to any suit instituted by or against the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or accrued and unpaid interest, if any, on any Note (including, but not limited to, the Redemption Price and the Fundamental Change Repurchase Price, if applicable) on or after the due date expressed or provided for in such Note or to any suit for the enforcement of the right to convert any Note, or receive the consideration due upon conversion, in accordance with the provisions of Article 13. ARTICLE 7 CONCERNING THE TRUSTEE Section 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations will be read into the Indenture against the Trustee. In the event an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the

45 #97987069v14 circumstances in the conduct of such person’s own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity and/or security satisfactory to the Trustee against any loss, liability, claim or expense that might be incurred by it in compliance with such request or direction. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that: (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred: (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of gross negligence and willful misconduct on the part of the Trustee, as determined in a final non-appealable decision of a court of competent jurisdiction, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts, statements, opinions or conclusions stated therein); (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved in a final non-appealable decision in a court of competent jurisdiction that the Trustee was grossly negligent in ascertaining the pertinent facts; (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

46 #97987069v14 (e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-Note Registrar with respect to the Notes; (f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless a Responsible Officer of the Trustee had actual knowledge of such event; (g) all cash received by the Trustee shall be placed in a non-interest bearing trust account, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder; (h) in the event that the Trustee or any of its affiliates is also acting as Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent hereunder, the rights, immunities, privileges, disclaimers from liability and protections (including the right to compensation and indemnity) afforded to the Trustee pursuant to this Article 7, including, without limitation, the right to compensation and indemnification under Section 7.06 hereof, shall also be afforded to such Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent; (i) the Trustee shall have no duty to inquire, no duty to determine and no duty to monitor as to the performance of the Company’s covenants in this Indenture or the financial performance of the Company; the Trustee shall be entitled to assume, until it has received written notice in accordance with this Indenture, that the Company is properly performing its duties hereunder; (j) the Trustee shall be under no obligation to enforce any of the provisions of this Indenture unless it is instructed in writing by Holders of at least 25% of the aggregate principal amount of outstanding Notes and is provided with security and/or indemnity satisfactory to it; (k) the Trustee will be under no obligation to exercise any of its rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity and/or security satisfactory to it against any costs, expenses and liabilities that might be incurred by it in compliance with such requests or direction; (l) before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel prepared and delivered at the cost of the Company conforming to Section 17.05 and the Trustee and the Agents may rely conclusively on such certificate or opinion and will not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel; (m) in connection with the exercise by it of its trusts, powers, authorities or discretions (including, without limitation, any modification, waiver, authorization or determination), the Trustee shall have regard to the general interests of the Holders as a class but shall not have regard to any interests arising from circumstances particular to individual Holders (whatever their number) and in particular, but without limitation, shall not have regard to the consequences

47 #97987069v14 of the exercise of its trusts, powers, authorities or discretions for individual Holders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any country, state or territory; and (n) the Trustee is not obliged to do or omit to do anything which in its reasonable opinion, would or may be illegal or would constitute a breach of any duty of confidentiality, or any law, rule, regulation, or any decree, order or judgment of any court, or practice, request, direction, notice, announcement or similar action (whether or not having the force of law) of any relevant government, government agency, regulatory authority, stock exchange or self-regulatory organization to which the Trustee is subject. The Trustee may without liability to do anything which is, in its reasonable opinion, necessary to comply with any such law, directive or regulations. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers. Section 7.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01: (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties; (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company; (c) the Trustee may consult with counsel of its selection and require an Opinion of Counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel; (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation; (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and

48 #97987069v14 the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care hereunder; (f) the permissive rights of the Trustee enumerated herein shall not be construed as duties; (g) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder; (h) the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture; (i) in no event shall the Trustee be liable for any consequential, punitive, special or indirect loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; this provision shall remain in full force and effect notwithstanding the discharge of the Notes, the termination of this Indenture or the resignation, replacement or removal of the Trustee; (j) the Trustee shall not be deemed to have knowledge of any Default or Event of Default with respect to the Notes, unless written notice of such Default or Event of Default shall have been received by a Responsible Officer of the Trustee from the Company or from any Holder of the Notes at the Corporate Trust Office in accordance with Section 17.03 and such notice references the Notes, the Trustee and/or this Indenture; (k) the Trustee, the Paying Agent, the Conversion Agent and the Note Registrar may refrain from taking any action in any jurisdiction if the taking of such action in that jurisdiction would, in its opinion based upon legal advice in the relevant jurisdiction, be contrary to any law of that jurisdiction or, to the extent applicable, of New York; furthermore, the Trustee may also refrain from taking such action if it would otherwise render it liable to any person in that jurisdiction or New York or if, in its opinion based on such legal advice, it would not have the power to do the relevant thing in that jurisdiction by virtue of any applicable law in that jurisdiction or in New York or if it is determined by any court or other competent authority in that jurisdiction that it does not have such power; (l) the Trustee may request that the Company deliver Officer’s Certificates setting forth the names of individuals and their titles and specimen signatures of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificates may be signed by any Person authorized to sign an Officer’s Certificate, as the case may be, including any Person specified as so authorized in any such certificate previously delivered and not superseded; (m) the Trustee shall not be responsible or liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers; (n) the Trustee shall not be responsible or liable for any action taken or omitted by it in good faith at the direction, in accordance with Section 6.09, of the Holders of not less than a

49 #97987069v14 majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the exercising of any power conferred by this Indenture; (o) the Trustee shall not be responsible or any inaccuracy in the information obtained from the Company or for any inaccuracy or omission in the records which may result from such information or any failure by the Trustee to perform its duties as set forth herein as a result of any inaccuracy or incompleteness of such information; and (p) neither the Trustee nor the Paying Agent, the Custodian or the Note Registrar thereof shall have any responsibility or liability for any actions taken or not taken by the Depositary. Section 7.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture or any money paid to the Company or upon the Company’s direction under any provision of this Indenture. Notwithstanding the generality of the foregoing, each Holder shall be solely responsible for making its own independent appraisal of, and investigation into, the financial condition, creditworthiness, condition, affairs, status and nature of the Company, and the Trustee shall not at any time have any responsibility for the same and each Holder shall not rely on the Trustee in respect thereof. The Trustee shall have no responsibility or liability with respect to any information, statement or recital in the offering memorandum, prospectus, prospectus supplement or other disclosure material prepared or distributed with respect to any of the Notes. Section 7.04. Trustee, Paying Agents, Conversion Agents, Bid Solicitation Agent or Note Registrar May Own Notes. The Trustee, any Paying Agent, any Conversion Agent, the Bid Solicitation Agent (if other than the Company or any Affiliate thereof) or any Note Registrar, in its individual or any other capacity, may engage in business and contractual relationships with the Company or its Affiliates and may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent, Bid Solicitation Agent or Note Registrar, and nothing herein shall obligate any of them to account for any profits earned from any business or transaction relationship. Section 7.05. Monies and Ordinary Shares to Be Held in Trust. All monies and Ordinary Shares received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money and Ordinary Shares held by the Trustee in trust or by the Paying Agent hereunder need not be segregated from other funds or property except to the extent required by law. Neither the Trustee nor the Paying Agent shall be under any liability for interest on any money or Ordinary Shares received by it hereunder. Section 7.06. Compensation and Expenses of Trustee; Indemnification. The Company covenants and agrees to pay to the Trustee, from time to time, and the Trustee shall be entitled to,

50 #97987069v14 compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to in writing between the Trustee and the Company (which sum shall be paid free and clear of deduction and withholding on account of taxation, set-off and counterclaim), and the Company will pay or reimburse the Trustee upon its request for all documented expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture in any capacity thereunder (including the reasonable compensation and the expenses, disbursements and advances of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as shall have been caused by its gross negligence or willful misconduct (as determined in a final non-appealable decision of a court of competent jurisdiction). The Company also covenants to indemnify the Trustee (which for the purposes of this Section 7.06 shall be deemed to include its officers, directors, agents, and employees) in any capacity under this Indenture (including, without limitation, as Registrar, Conversion Agent and Paying Agent) and any other document or transaction entered into in connection herewith for, and to hold it harmless against, any loss, claim (whether asserted by or against the Company, a Holder or any other Person), damage, liability or expense, including taxes (other than (i) taxes based upon, measured by or determined by the income of the Trustee or (ii) any taxes to the extent that such taxes would not have been imposed but for the failure of the Trustee to provide, upon reasonable request, any required certification, identification or other documentation), incurred without gross negligence or willful misconduct (as determined in a final non-appealable decision of a court of competent jurisdiction) on the part of the Trustee, its officers, directors, agents or employees, or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this Indenture or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability (including, without limitation, any and all reasonable attorney’s fees and expenses. The obligations of the Company under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a senior lien to which the Notes are hereby made subordinate on all money or property held or collected by the Trustee, except, subject to the effect of Section 6.05, funds held in trust herewith for the benefit of the Holders of particular Notes. The Trustee’s right to receive payment of any amounts due under this Section 7.06 shall not be subordinate to any other liability or indebtedness of the Company. The obligation of the Company under this Section 7.06 shall survive the termination, satisfaction and discharge of this Indenture and the earlier resignation, replacement or removal of the Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed. The indemnification provided in this Section 7.06 shall extend to the officers, directors, agents, employees, successors and assigns of the Trustee. The indemnity under this Section 7.06 is payable upon demand by the Trustee. Subject to Section 7.01, any negligence or misconduct of any agent, delegate, attorney or representative, in each case, of the Trustee shall not affect the indemnification of the Trustee hereunder. Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(h) or Section 6.01(i) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws. If a Default or Event of Default shall have occurred or if

51 #97987069v14 the Trustee finds it expedient or necessary or is requested by the Company and/or the Holders to undertake duties which are of an exceptional nature or otherwise outside the scope of the Trustee’s normal duties under this Indenture, the Company will pay such additional remuneration as the Company and the Trustee may separately agree in writing. Section 7.07. Officer’s Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence, willful misconduct, and bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and such Officer’s Certificate, in the absence of gross negligence, willful misconduct, and bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof. Section 7.08. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act (as if the Trust Indenture Act were applicable hereto) to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Section 7.09. Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by delivering notice thereof to the Holders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation to the Holders, the resigning Trustee may, appoint a successor trustee on behalf of and at the expense of the Company or upon ten Business Days’ notice to the Company and the Holders and at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, subject to the provisions of Section 6.11, on behalf of himself or herself and all others similarly situated, and at the expense of the Company, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee. (b) In case at any time any of the following shall occur: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

52 #97987069v14 (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in either case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. (c) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 8.04, may at any time remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Holder, upon the terms and conditions and otherwise as in Section 7.09(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee. (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10. Section 7.10. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a senior lien to which the Notes are hereby made subordinate on all money or property held or collected by such trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06. No successor trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.08.

53 #97987069v14 Upon acceptance of appointment by a successor trustee as provided in this Section 7.10, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall deliver or cause to be delivered notice of the succession of such trustee hereunder to the Holders. If the Company fails to deliver such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be delivered at the expense of the Company. Section 7.11. Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that in the case of any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee such corporation or other entity shall be eligible under the provisions of Section 7.08. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation. Section 7.12. Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Holders of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date that notice is deemed to be received pursuant to Section 17.03, unless any such officer shall have consented in writing to any earlier date), unless, prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received written instructions in accordance with this Indenture in response to such application specifying the action to be taken or omitted.

54 #97987069v14 ARTICLE 8 CONCERNING THE HOLDERS Section 8.01. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage of the aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders of the Notes, the Company or the Trustee may, but shall not be required to, fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date if one is selected shall be not more than fifteen days prior to the date of commencement of solicitation of such action. Section 8.02. Proof of Execution by Holders. Subject to the provisions of Section 7.01, Section 7.02 and Section 9.05, proof of the execution of any instrument by a Holder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Holders’ meeting shall be proved in the manner provided in Section 9.06. Section 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem the Person in whose name a Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal (including any Redemption Price and any Fundamental Change Repurchase Price) of and (subject to Section 2.03) accrued and unpaid interest on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Note Registrar shall be affected by any notice to the contrary. The sole registered Holder of a Global Note shall be the Depositary or its nominee. All such payments or deliveries so made to any Holder for the time being, or upon its order, shall be valid, and, to the extent of the sums or Ordinary Shares so paid or delivered, effectual to satisfy and discharge the liability for monies payable or shares deliverable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes following an Event of Default, any holder of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other Person, such holder’s right to exchange such beneficial interest for a Note in certificated form in accordance with the provisions of this Indenture. Section 8.04. Company-Owned Notes Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent,

55 #97987069v14 waiver or other action under this Indenture, Notes that are owned by the Company, by any Subsidiary thereof or by any Affiliate of the Company or any Subsidiary thereof shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to so act with respect to such Notes and that the pledgee is not the Company, a Subsidiary thereof or an Affiliate of the Company or a Subsidiary thereof. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 7.01, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination. Section 8.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage of the aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note that is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor or upon registration of transfer thereof, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor or upon registration of transfer thereof. ARTICLE 9 HOLDERS’ MEETINGS Section 9.01. Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes: (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder (in each case, as permitted under this Indenture) and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6; (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

56 #97987069v14 (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law. Section 9.02. Call of Meetings by Trustee. The Trustee may but shall not be obligated to at any time call a meeting of Holders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be delivered to Holders of such Notes. Such notice shall also be delivered to the Company. Such notices shall be delivered not less than 20 nor more than 90 days prior to the date fixed for the meeting. Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in person or by proxy (including virtually) or if notice is waived before or after the meeting by the Holders of all Notes then outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice. Section 9.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have delivered the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by delivering notice thereof as provided in Section 9.02. Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

57 #97987069v14 The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the Notes represented at the meeting and entitled to vote at the meeting. Subject to the provisions of Section 8.04, at any meeting of Holders each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 9.02 or Section 9.03 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice. Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the outstanding aggregate principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was delivered as provided in Section 9.02. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated. Section 9.07. No Delay of Rights by Meeting. Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes. Nothing contained in this Article 9 shall be deemed or construed to limit any Holder’s actions pursuant to the applicable procedures of the Depositary so long as the Notes are Global Notes.

58 #97987069v14 ARTICLE 10 SUPPLEMENTAL INDENTURES Section 10.01. Supplemental Indentures Without Consent of Holders. Without notice to or consent of any Holder, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee, at the Company’s expense and direction, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes: (a) to cure any ambiguity, omission, defect or inconsistency; (b) to provide for the assumption by a Successor Company of the obligations of the Company under this Indenture pursuant to Article 11; (c) to add guarantees with respect to the Notes; (d) to secure the Notes; (e) to add to the covenants or Events of Default for the benefit of the Holders or surrender any right or power conferred upon the Company; (f) to make any change that does not adversely affect the rights of any Holder; (g) in connection with any Merger Event, to provide that the Notes are convertible into Reference Property, subject to the provisions of Section 13.02, and make such related changes to the terms of the Notes to the extent expressly required by Section 13.07; (h) to conform the provisions of this Indenture or the Notes to the “Description of Notes” section of the Offering Memorandum; (i) to comply with the rules of any applicable Depositary, including The Depository Trust Company, so long as such amendment does not adversely affect the rights of any Holder in any material respect; (j) to appoint a successor trustee or trustees, or agents, with respect to the Notes; (k) to increase the Conversion Rate pursuant to Section 13.04(g); or (l) to irrevocably elect a Cash Percentage with respect to conversions of the Notes; provided that no such election shall affect any Cash Percentage theretofore elected (or deemed to be elected) with respect to any Note pursuant to Section 13.02(a)(iii). Upon the written request of the Company, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties, indemnities or immunities under this Indenture or otherwise. The Trustee shall seek an Officer’s Certificate and an Opinion of Counsel, at the Company’s expense,

59 #97987069v14 that any such amendment or supplement, and the execution and delivery of the supplemental indenture to this Indenture or the Notes is authorized and permitted by the terms of this Indenture and that all conditions precedent hereto have been satisfied, and that the supplemental indenture or amendment or supplement are enforceable against the Company, subject to customary assumptions and qualifications. Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02. Section 10.02. Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Article 8) of the Holders of at least a majority of the aggregate principal amount of the Notes then outstanding (determined in accordance with Article 8 and including, without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, Notes), the Company, when authorized by the resolutions of the Board of Directors, and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders; provided, however, that, without the consent of each Holder of an outstanding Note affected, no such supplemental indenture shall: (a) reduce the amount of Notes whose Holders must consent to an amendment; (b) reduce the rate of or extend the stated time for payment of interest on any Note; (c) reduce the principal of or extend the Maturity Date of any Note; (d) except as required by this Indenture, make any change that adversely affects the conversion rights of any Notes; (e) reduce the Redemption Price or the Fundamental Change Repurchase Price of any Note or amend or modify in any manner adverse to the Holders the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise; (f) make any Note payable in a currency, or at a place of payment, other than that stated in the Note; (g) change the ranking of the Notes; or (h) make any change in this Article 10 that requires each Holder’s consent or in the waiver provisions in Section 6.02 or Section 6.09. Upon the written request of the Company, and upon the filing with the Trustee of evidence of the consent of the requisite Holders as aforesaid and subject to Section 10.05, the Trustee shall join with the Company in the execution of such supplemental indenture unless (i) the Trustee has not received an Officer’s Certificate and an Opinion of Counsel stating that such

60 #97987069v14 supplemental indenture is authorized or permitted by the terms of this Indenture and is not contrary to law and (ii) such supplemental indenture affects the Trustee’s own rights, duties, indemnities or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. Holders do not need under this Section 10.02 to approve the particular form of any proposed supplemental indenture. It shall be sufficient if such Holders approve the substance thereof. After any supplemental indenture becomes effective, the Company shall deliver to the Holders (with a copy to the Trustee and the Conversion Agent (if other than the Trustee)) a written notice briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of the supplemental indenture. Section 10.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes. Section 10.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may, at the Company’s request and expense, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.10) upon receipt of a Company Order, and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding. Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. In addition to the documents required by Section 17.05, the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10 and is permitted or authorized by this Indenture and with respect to such Opinion of Counsel, that such supplemental indenture is valid and binding obligation of the Company enforceable in accordance with its terms, subject to customary exception and qualifications. ARTICLE 11 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE Section 11.01. Company May Consolidate, Etc. on Certain Terms. Subject to the provisions of Section 11.02, the Company shall not consolidate with, merge with or into, or sell,

61 #97987069v14 convey, transfer or lease all or substantially all of its properties and assets to another Person, unless: (a) the resulting, surviving or transferee Person (the “Successor Company”), if not the Company, shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia or an entity treated as a corporation for U.S. federal income tax purposes and organized under the laws of the United Kingdom (including England and Wales) or any member state of the European Union, and the Successor Company (if not the Company) shall expressly assume, by supplemental indenture all of the obligations of the Company under the Notes and this Indenture; (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under this Indenture; and (c) if the Company is not the Successor Company, the Successor Company shall have delivered to the Trustee an officer’s certificate and an opinion of counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease complies with this Indenture and that such supplemental indenture is authorized or permitted by this Indenture. For purposes of this Section 11.01, the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of one or more Subsidiaries of the Company to another Person, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Company to another Person. For purposes of this Article 11, a Permitted Transfer shall not constitute the sale, conveyance, transfer or lease of all or substantially all of the Company’s properties and assets to another Person, and as a result, in the event of any Permitted Transfer, the Company shall remain the obligor under the Notes and any Person receiving assets that the Company transfers in a Permitted Transfer shall not become the obligor under the Notes pursuant to this Article 11. Section 11.02. Successor to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and accrued and unpaid interest on all of the Notes, the due and punctual delivery or payment, as the case may be, of any consideration due upon conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company (if not the Company) shall succeed to and, except, with respect to the Company, in the case of a lease of all or substantially all of the Company’s properties and assets, shall be substituted for the Company with the same effect as if it had been named herein as the party of the first part. Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall

62 #97987069v14 deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Notes that such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), upon compliance with this Article 11 the Person named as the “Company” in the first paragraph of this Indenture (or any successor that shall thereafter have become such in the manner prescribed in this Article 11) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture and the Notes. In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate. Section 11.03. Officer’s Certificate and Opinion of Counsel to Be Given to Trustee. No such consolidation, merger, sale, conveyance, transfer or lease shall be effective unless the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with the provisions of this Article 11, that all conditions precedent thereto have been satisfied and that the Notes and such supplemental indenture are the legal, valid and binding obligations of the Successor Company, enforceable against it in accordance with its terms, subject to customary assumptions, qualifications and exceptions. Section 11.04. Permitted Transfers. In connection with any Permitted Transfer, the Trustee shall, without releasing the Company from any payment obligations it would otherwise have, apply any amounts deposited pursuant to clause (i)(b) of the definition of Permitted Transfer to fund the relevant Fundamental Change repurchase right or Make-Whole Fundamental Change conversions and upon the passing of the relevant Fundamental Change Repurchase Date (or, in the case of a Make-Whole Fundamental Change that is an Exempted Fundamental Change or that would have been a Fundamental Change but for the proviso in clause (b) of the definition thereof, the 35th Trading Day immediately following the Effective Date of such Make-Whole Fundamental Change), the Trustee shall return to the Company any residual amounts. ARTICLE 12 IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS Section 12.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or accrued and unpaid interest on any Note, nor for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note,

63 #97987069v14 nor because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, employee, agent, Officer or director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes. ARTICLE 13 CONVERSION OF NOTES Section 13.01. Conversion Privilege. (a) Subject to and upon compliance with the provisions of this Article 13, each Holder of a Note shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Note (i) subject to satisfaction of the conditions described in Section 13.01(b), at any time prior to the close of business on the Business Day immediately preceding December 15, 2028 under the circumstances and during the periods set forth in Section 13.01(b), and (ii) regardless of the conditions described in Section 13.01(b), on or after December 15, 2028 and prior to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date, in each case, at an initial conversion rate of 14.4085 Ordinary Shares (subject to adjustment as provided in this Article 13, the “Conversion Rate”) per $1,000 principal amount of Notes (subject to, and in accordance with, the settlement provisions of Section 13.02, the “Conversion Obligation”). (b) (i) Prior to the close of business on the Business Day immediately preceding December 15, 2028, a Holder may surrender all or any portion of its Notes for conversion at any time during the five Business Day period immediately after any ten consecutive Trading Day period (the “Measurement Period”) in which the Trading Price per $1,000 principal amount of Notes, as determined following a request by a Holder or Holders of Notes in accordance with this subsection (b)(i), for each Trading Day of the Measurement Period was less than 98% of the product of the Last Reported Sale Price of the Ordinary Shares on each such Trading Day and the Conversion Rate on each such Trading Day. The Trading Prices shall be determined by the Bid Solicitation Agent pursuant to this subsection (b)(i) and the definition of Trading Price set forth in this Indenture. The Company shall provide written notice to the Bid Solicitation Agent (if other than the Company) of the three independent nationally recognized securities dealers selected by the Company pursuant to the definition of Trading Price, along with appropriate contact information for each. The Bid Solicitation Agent (if other than the Company) shall have no obligation to determine the Trading Price per $1,000 principal amount of Notes unless the Company has requested such determination in writing, and the Company shall have no obligation to make such request (or, if the Company is acting as Bid Solicitation Agent, the Company shall have no obligation to determine the Trading Price per $1,000 principal amount of Notes) unless a Holder or Holders of at least $5,000,000 aggregate principal amount of Notes provides the Company with reasonable evidence that the Trading Price per $1,000 principal amount of Notes on any Trading Day would be less than 98% of the product of the Last Reported Sale Price of the Ordinary Shares on such Trading Day and the Conversion Rate on such Trading Day, at which time the Company shall instruct the Bid Solicitation Agent (if other than the Company) to

64 #97987069v14 determine, or if the Company is acting as Bid Solicitation Agent, the Company shall determine, the Trading Price per $1,000 principal amount of Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price per $1,000 principal amount of Notes is greater than or equal to 98% of the product of the Last Reported Sale Price of the Ordinary Shares and the Conversion Rate, and the Company shall instruct the three independent nationally recognized securities dealers to deliver bids to the Bid Solicitation Agent. If (x) the Company is not acting as Bid Solicitation Agent, and the Company does not instruct the Bid Solicitation Agent in writing to determine the Trading Price per $1,000 principal amount of Notes when obligated as provided in the preceding sentence, or if the Company instructs the Bid Solicitation Agent in writing to obtain bids and the Bid Solicitation Agent fails to make such determination, or (y) the Company is acting as Bid Solicitation Agent and the Company fails to make such determination when obligated as provided in the preceding sentence, then, in either case, the Trading Price per $1,000 principal amount of Notes shall be deemed to be less than 98% of the product of the Last Reported Sale Price of the Ordinary Shares and the Conversion Rate on each Trading Day of such failure. If the Trading Price condition set forth above has been met, the Company shall so notify the Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing. If, at any time after the Trading Price condition set forth above has been met, the Trading Price per $1,000 principal amount of Notes is greater than or equal to 98% of the product of the Last Reported Sale Price of the Ordinary Shares and the Conversion Rate for such date, the Company shall so notify the Holders of the Notes, the Trustee and the Conversion Agent (if other than the Trustee) in writing. Any such determination of the Trading Price in accordance with this Indenture shall be conclusive absent manifest error. (ii) If, prior to the close of business on the Business Day immediately preceding December 15, 2028, the Company elects to: (A) issue to all or substantially all holders of the Ordinary Shares any rights, options or warrants (other than pursuant to a shareholders’ rights plan prior to separation of such rights from the Ordinary Shares) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase Ordinary Shares at a price per share that is less than the average of the Last Reported Sale Prices of the Ordinary Shares for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance; or (B) distribute to all or substantially all holders of the Ordinary Shares the Company’s assets, securities or rights to purchase securities of the Company (other than pursuant to a shareholders’ rights plan prior to separation of such rights from the Ordinary Shares), which distribution has a per share value, as reasonably determined by the Company in good faith and in a commercially reasonable manner, exceeding 10% of the Last Reported Sale Price of the Ordinary Shares on the Trading Day preceding the date of announcement for such distribution, then, in either case, the Company shall notify in writing all Holders of the Notes, the Trustee and the Conversion Agent (if other than the Trustee), at least 60 Scheduled Trading Days prior to the Ex-Dividend Date for such issuance or distribution (or, if later

65 #97987069v14 in the case of any such separation of rights issued pursuant to a shareholders’ rights plan, as soon as reasonably practicable after the Company becomes aware that such separation or triggering event has occurred or will occur). Once the Company has given such notice, a Holder may surrender all or any portion of its Notes for conversion at any time until the earlier of (1) the close of business on the Business Day immediately preceding the Ex- Dividend Date for such issuance or distribution and (2) the Company’s announcement that such issuance or distribution will not take place, in each case, even if the Notes are not otherwise convertible at such time. Holders of the Notes may not exercise the right to convert their Notes pursuant to this Section 13.01(b)(ii) if they participate, at the same time and upon the same terms as holders of the Ordinary Shares and solely as a result of holding the Notes, in the relevant transaction described in this Section 13.01(b)(ii) without having to convert their Notes as if they held a number of Ordinary Shares equal to the applicable Conversion Rate multiplied by the principal amount (expressed in thousands) of Notes held by such Holder. (iii) If (A) a transaction or event that constitutes a Fundamental Change or a Make-Whole Fundamental Change occurs prior to the close of business on the Business Day immediately preceding December 15, 2028, regardless of whether a Holder has the right to require the Company to repurchase the Notes pursuant to Section 14.01, or (B) the Company is a party to a consolidation, merger, binding share exchange, or transfer or lease of all or substantially all of its assets (other than a Merger Event, binding share exchange, scheme of arrangement or other transaction that is solely for the purpose of changing the Company’s jurisdiction of organization that (1) does not constitute a Fundamental Change or a Make-Whole Fundamental Change and (2) results in a reclassification, conversion, cancellation or exchange of outstanding Ordinary Shares solely into (or as consideration for) common equity interests (which may be ordinary shares) of the surviving entity and such common equity interests become Reference Property for the Notes) that occurs prior to the close of business on the Business Day immediately preceding December 15, 2028, in each case under this clause (B), pursuant to which the Ordinary Shares would be converted into, exchanged for or cancelled in consideration for cash, securities or other assets, all or any portion of a Holder’s Notes may be surrendered for conversion at any time from or after the effective date of such transaction or event until 35 Trading Days after the effective date of such transaction or event or, if such transaction or event also constitutes a Fundamental Change (other than an Exempted Fundamental Change), until the close of business on the second Business Day preceding the related Fundamental Change Repurchase Date. The Company shall notify Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing as promptly as practicable following the date the Company publicly announces such transaction or event but in no event later than the actual effective date of such transaction or event. (iv) Prior to the close of business on the Business Day immediately preceding December 15, 2028, a Holder may surrender all or any portion of its Notes for conversion at any time during any calendar quarter commencing after the calendar quarter ending on June 30, 2024 (and only during such calendar quarter), if the Last Reported Sale Price of the Ordinary Shares for at least 20 Trading Days (whether or not consecutive) during the

66 #97987069v14 period of 30 consecutive Trading Days ending on, and including, the last Trading Day of the immediately preceding calendar quarter is greater than or equal to 130% of the Conversion Price on each applicable Trading Day. (v) If the Company calls any Notes for Redemption pursuant to Article 15 or Article 16, then a Holder may surrender all or any portion of its Called Notes for conversion at any time prior to the close of business on the second Scheduled Trading Day immediately preceding the applicable Redemption Date, even if the Called Notes are not otherwise convertible at such time. After that time, the right to convert such Called Notes on account of the Company’s delivery of the relevant Optional Redemption Notice or Tax Redemption Notice, as applicable, shall expire, unless the Company defaults in the payment of the Redemption Price, in which case a Holder of Called Notes may convert all or a portion of its Called Notes until the Redemption Price has been paid or duly provided for. If the Company elects to redeem fewer than all of the outstanding Notes in an Optional Redemption pursuant to Article 15, and the Holder of any Note (or any owner of a beneficial interest in any Global Note) is reasonably not able to determine, prior to the close of business on the 55th Scheduled Trading Day immediately preceding the relevant Optional Redemption Date, whether such Note or beneficial interest, as applicable, is to be redeemed pursuant to such Optional Redemption (and, as a result thereof, convertible on account of the related Optional Redemption Notice in accordance with the provisions of this Indenture), then such Holder or owner, as applicable, shall be entitled to convert such Note or beneficial interest, as applicable, at any time during the related Redemption Period, and each such conversion shall be deemed to be of a Note called for Optional Redemption, and such Note or beneficial interest shall be deemed called for Optional Redemption solely for the purposes of such conversion (each, a “Deemed Redemption”). If a Holder elects to convert Called Notes during the related Redemption Period, such conversion will be deemed “in connection with” the relevant Optional Redemption Notice or Tax Redemption Notice, as the case may be, pursuant to Section 13.03(a), and the Company shall, under certain circumstances, increase the Conversion Rate for such Called Notes pursuant to Section 13.03. Accordingly, if the Company elects to redeem fewer than all of the outstanding Notes pursuant to Article 15, Holders of the Notes that are not Called Notes will not be entitled to convert such Notes pursuant to this Section 13.01(b)(v) and will not be entitled to an increase in the Conversion Rate on account of the Optional Redemption Notice for conversions of such Notes during the related Redemption Period, even if such Notes are otherwise convertible pursuant to any other provision of this Section 13.01(b). Neither the Trustee nor the Conversion Agent shall have any obligation to make any determination in connection with the foregoing. Section 13.02. Conversion Procedure; Settlement Upon Conversion. (a) Except as provided in Section 13.03(b) and Section 13.07(a), upon conversion of any Note, on the second Business Day immediately following the last Trading Day of the relevant Observation Period, the Company shall satisfy its Conversion Obligation by paying or delivering, as the case may be, to the converting Holder, in respect of each $1,000 principal amount of Notes being converted, a “Settlement Amount” equal to the sum of the Daily Settlement Amounts for each of the 50 Trading Days during the relevant Observation Period for

67 #97987069v14 such Note, which shall include cash, if applicable, in lieu of delivering any fractional Ordinary Shares in accordance with subsection (j) of this Section 13.02. If the Company elects to settle all or a portion of its Conversion Obligation in excess of the aggregate principal amount of Notes being converted by delivering Ordinary Shares, the Company may fulfill this portion of its Conversion Obligation by transferring existing Ordinary Shares or allotting and issuing new Ordinary Shares. Any portion of the Conversion Obligation in excess of the principal amount of the Notes being converted (the “Excess Amount”) shall constitute a liability of the Company to pay a liquidated sum equal to the balance of the value of the Settlement Amount to the converting Holder. If all or a portion of the Excess Amount is to be settled by issuing or delivering Ordinary Shares in respect of such Conversion Date, such Ordinary Shares shall be issued or delivered fully paid up in cash for the release of the Company’s liability in respect of such liquidated sum (or such portion thereof). (i) All conversions of Called Notes for which the relevant Conversion Date occurs during the related Redemption Period, and all conversions for which the relevant Conversion Date occurs on or after December 15, 2028, shall be settled using the same forms and amounts of consideration. (ii) Except for any conversions of Called Notes for which the relevant Conversion Date occurs during the related Redemption Period, and any conversions for which the relevant Conversion Date occurs on or after December 15, 2028, the Company shall use the same forms and amounts of consideration for all conversions with the same Conversion Date, but the Company shall not have any obligation to use the same forms and amounts of consideration with respect to conversions with different Conversion Dates. (iii) If, in respect of any Conversion Date (or any conversions of Called Notes for which the relevant Conversion Date occurs during the related Redemption Period or any conversions for which the relevant Conversion Date occurs on or after December 15, 2028), the Company elects to settle all or a portion of its Conversion Obligation in excess of the principal portion of the Notes being converted in cash in respect of such Conversion Date (or such period, as the case may be), the Company shall inform converting Holders of such election (the “Settlement Notice”) no later than the close of business on the Trading Day immediately following the relevant Conversion Date (or, in the case of (A) any conversions of Called Notes for which the relevant Conversion Date occurs during the related Redemption Period, in the related Optional Redemption Notice or Tax Redemption Notice, as the case may be, or (B) any conversions of Notes for which the relevant Conversion Date occurs on or after December 15, 2028, no later than December 15, 2028) and the Company shall indicate in such Settlement Notice the percentage of the Conversion Obligation in excess of the principal portion of the Notes being converted that shall be paid in cash (the “Cash Percentage”). If the Company does not timely notify Holders of such an election of a Cash Percentage prior to the deadline set forth in the immediately preceding sentence, the Company shall no longer have the right to elect a Cash Percentage with respect to any conversion on such Conversion Date or during such period, and the Company shall be deemed to have elected a Cash Percentage of 0% with respect to such conversion. The Company shall

68 #97987069v14 deliver to the Trustee and the Conversion Agent (if other than the Trustee) a copy of any notice to Holders electing a Cash Percentage concurrently with delivery to the Holders. (iv) The Daily Settlement Amounts, the Daily Net Settlement Amounts (if applicable) and the Daily Conversion Values shall be determined by the Company promptly following the last day of the Observation Period. Promptly after such determination of the Daily Settlement Amounts, the Daily Net Settlement Amounts (if applicable) and the Daily Conversion Values and the amount of cash payable in lieu of delivering any fractional Ordinary Shares, the Company shall notify the Trustee and the Conversion Agent (if other than the Trustee) in writing of the Daily Settlement Amounts, the Daily Net Settlement Amounts (if applicable) and the Daily Conversion Values and the amount of cash payable in lieu of delivering any fractional Ordinary Shares. The Trustee and the Conversion Agent (if other than the Trustee) shall have no responsibility for any such determination. (b) Subject to Section 13.02(e), before any Holder of a Note shall be entitled to convert a Note as set forth above, such Holder shall (i) in the case of a Global Note, comply with the procedures of the Depositary in effect at that time and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 13.02(h) and (ii) in the case of a Physical Note (1) complete, manually sign and deliver an irrevocable notice to the Conversion Agent as set forth in the Form of Notice of Conversion (or a facsimile thereof) (a “Notice of Conversion”) at the office of the Conversion Agent and state in writing therein the principal amount of Notes to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any Ordinary Shares to be delivered upon settlement of the Conversion Obligation to be registered, (2) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, (3) if required, furnish appropriate endorsements and transfer documents, (4) if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 13.02(h) and (5) if required, pay any transfer or similar taxes as described in this Article 13. The Trustee (and if different, the Conversion Agent) shall notify the Company of any conversion pursuant to this Article 13 on the Conversion Date for such conversion. No Notice of Conversion with respect to any Notes may be surrendered by a Holder thereof if such Holder has also delivered a Fundamental Change Repurchase Notice to the Company in respect of such Notes and has not validly withdrawn such Fundamental Change Repurchase Notice in accordance with Section 14.02. Notice of Conversion shall be delivered at the Corporate Trust Office of any Conversion Agent on any Business Day from 9:00 a.m. to 5:00 p.m. at the location of the Conversion Agent to which such Notice of Conversion is delivered. Any Notice of Conversion and any Physical Note (if issued) deposited outside the hours specified, or on a day that is not a Business Day at the location of the Conversion Agent, shall for all purposes be deemed to have been delivered with that Conversion Agent between 9:00 a.m. and 5:00 p.m. on the next Business Day. If more than one Note shall be surrendered for conversion at one time by the same Holder, the Conversion Obligation with respect to such Notes shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

69 #97987069v14 (c) A Note shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holder has complied with the requirements set forth in subsection (b) above. If any Ordinary Shares are due to a converting Holder, the Company shall issue or cause to be issued, and deliver (if applicable) Ordinary Shares, or transfer existing Ordinary Shares, to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, in an amount equal to the full number of Ordinary Shares to which such Holder shall be entitled, in book-entry format through the Depositary, in satisfaction of the Company’s Conversion Obligation. (d) In case any Note shall be surrendered for partial conversion, the Company shall execute and upon receipt of a Company Order, the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Note so surrendered a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note, without payment of any service charge by the converting Holder but, if required by the Company or Trustee, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such conversion being different from the name of the Holder of the old Notes surrendered for such conversion. (e) If a Holder submits a Note for conversion, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of any Ordinary Shares upon conversion, unless the tax is due because the Holder requests such shares to be issued in a name other than the Holder’s name, in which case the Holder shall pay that tax. The Conversion Agent may refuse to deliver the certificates representing the Ordinary Shares being issued in a name other than the Holder’s name until the Trustee receives a sum sufficient to pay any tax that is due by such Holder in accordance with the immediately preceding sentence. (f) Except as provided in Section 13.04, no adjustment shall be made for dividends on any Ordinary Shares issued upon the conversion of any Note as provided in this Article 13. (g) Upon the conversion of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversion of Notes effected through any Conversion Agent other than the Trustee. (h) Upon conversion, a Holder shall not receive any separate cash payment for accrued and unpaid interest, if any, except as set forth below. The Company’s settlement of the full Conversion Obligation shall be deemed to satisfy in full its obligation to pay the principal amount of the Note and accrued and unpaid interest, if any, to, but not including, the relevant Conversion Date. As a result, accrued and unpaid interest, if any, to, but not including, the relevant Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited. Upon a conversion of Notes into a combination of cash and Ordinary Shares, accrued and unpaid interest shall be deemed to be paid first out of the cash paid upon such conversion. Notwithstanding the foregoing, if Notes are converted after the close of business on a Regular Record Date and prior to the open of business on the corresponding Interest Payment Date, Holders of such Notes as of the close of business on such Regular Record Date will receive

70 #97987069v14 the full amount of interest payable on such Notes on the corresponding Interest Payment Date notwithstanding the conversion. Notes surrendered for conversion during the period from the close of business on any Regular Record Date to the open of business on the immediately following Interest Payment Date must be accompanied by funds equal to the amount of interest payable on the Notes so converted; provided that no such payment shall be required (1) for conversions following the Regular Record Date immediately preceding the Maturity Date; (2) for conversions of Called Notes, if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to the second Business Day immediately following the corresponding Interest Payment Date; (3) if the Company has specified a Fundamental Change Repurchase Date that is after a Regular Record Date and on or prior to the second Business Day immediately following the corresponding Interest Payment Date; or (4) to the extent of any Defaulted Amounts, if any Defaulted Amounts exist at the time of conversion with respect to such Note. Therefore, for the avoidance of doubt, all Holders of record on the Regular Record Date immediately preceding the Maturity Date shall receive the full interest payment due on the Maturity Date in cash regardless of whether their Notes have been converted following such Regular Record Date. Neither the Trustee nor the Conversion Agent (if other than the Trustee) will have any duty to determine or verify (i) determination by the Company of whether any of the conditions to conversion have been satisfied, or (ii) the Conversion Rate. (i) The Company shall cause a Person in whose name any Ordinary Shares shall be issuable upon conversion of any Notes to be effectively treated for economic purposes as if it were a shareholder of record of such Ordinary Shares as of the close of business on the last Trading Day of the relevant Observation Period. Upon a conversion of Notes, such Person shall no longer be a Holder of such Notes surrendered for conversion. (j) The Company shall not issue any fractional Ordinary Shares upon conversion of the Notes and shall instead pay cash in lieu of delivering any fractional Ordinary Shares issuable upon conversion based on the Daily VWAP for the last Trading Day of the relevant Observation Period. For each Note surrendered for conversion, the full number of shares, if any, that shall be issued upon conversion thereof shall be computed on the basis of the aggregate Daily Settlement Amounts for the relevant Observation Period and any fractional shares remaining after such computation shall be paid in cash. For the avoidance of doubt, the transfer agent for the Company’s Ordinary Shares shall be responsible to pay cash in lieu of delivering any fractional Ordinary Shares issuable upon conversion. Section 13.03. Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes or an Optional Redemption Notice or Tax Redemption Notice. (a) If (i) the Effective Date of a Make-Whole Fundamental Change occurs prior to the Maturity Date and a Holder elects to convert its Notes in connection with such Make- Whole Fundamental Change or (ii) the Company delivers an Optional Redemption Notice as provided under Section 15.02 or a Tax Redemption Notice as provided under Section 16.02 and a Holder elects to convert its Called Notes in connection with such Optional Redemption Notice or Tax Redemption Notice, as the case may be, the Company shall, under the circumstances described below, increase the Conversion Rate for the Notes so surrendered for conversion by a number of additional Ordinary Shares (the “Additional Shares”), as described below. A conversion of Notes shall be deemed for these purposes to be “in connection with” a Make- Whole Fundamental Change if the relevant Conversion Date occurs during the period from, and

71 #97987069v14 including, the Effective Date of the Make-Whole Fundamental Change up to, and including, the second Business Day immediately prior to the related Fundamental Change Repurchase Date (or, in the case of a Make-Whole Fundamental Change that is an Exempted Fundamental Change or that would have been a Fundamental Change but for the proviso in clause (b) of the definition thereof, the 35th Trading Day immediately following the Effective Date of such Make-Whole Fundamental Change) (such period, the “Make-Whole Fundamental Change Period”). A conversion of Notes shall be deemed for these purposes to be “in connection with” an Optional Redemption Notice or Tax Redemption Notice, as the case may be, if such Notes are Called Notes with respect to such Optional Redemption Notice or Tax Redemption Notice, as applicable, and the relevant Conversion Date occurs during the related Redemption Period. For the avoidance of doubt, if the Company elects to redeem fewer than all of the outstanding Notes pursuant to Article 15, Holders of the Notes that are not Called Notes will not be entitled to convert such Notes pursuant to Section 13.01(b)(v) and will not be entitled to an increase in the Conversion Rate for conversions of such Notes (on account of the Optional Redemption Notice) during the applicable Redemption Period, even if such Notes are otherwise convertible pursuant to Section 13.01(b)(i)-(iv). (b) Upon surrender of Notes for conversion in connection with a Make-Whole Fundamental Change, an Optional Redemption Notice or a Tax Redemption Notice, the Company shall pay or deliver, as the case may be, the Settlement Amount due in respect of such Notes in accordance with Section 13.02 based on the Conversion Rate as increased to reflect the Additional Shares in accordance with this Section 13.03; provided, however, that if, at the effective time of a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Reference Property following such Make-Whole Fundamental Change is composed entirely of cash, for any conversion of Notes following the Effective Date of such Make-Whole Fundamental Change, the Conversion Obligation shall be calculated based solely on the Stock Price for the transaction and shall be deemed to be an amount of cash per $1,000 principal amount of converted Notes equal to the Conversion Rate (including any adjustment for Additional Shares), multiplied by such Stock Price. In such event, the Conversion Obligation shall be paid to Holders in cash on the second Business Day following the Conversion Date. The Company shall notify the Holders of Notes, the Trustee and the Conversion Agent (if other than the Trustee) of the Effective Date of any Make-Whole Fundamental Change no later than five Business Days after such Effective Date. (c) The number of Additional Shares, if any, by which the Conversion Rate shall be increased for conversions in connection with a Make-Whole Fundamental Change, an Optional Redemption Notice or a Tax Redemption Notice, as the case may be, shall be determined by reference to the table below, based on the date on which the Make-Whole Fundamental Change occurs or becomes effective or the date the Company delivers the Optional Redemption Notice or Tax Redemption Notice, as the case may be (in each case, the “Effective Date”), and the price (the “Stock Price”) paid (or deemed to be paid) per share of the Ordinary Shares in the Make- Whole Fundamental Change or determined with respect to the Optional Redemption Notice or Tax Redemption Notice, as the case may be. If the holders of the Ordinary Shares receive in exchange for their Ordinary Shares only cash in a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Stock Price shall be the cash amount paid per share. Otherwise, the Stock Price shall be the average of the Last Reported Sale Prices

72 #97987069v14 of the Ordinary Shares over the five consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the applicable Effective Date. If a conversion of Called Notes during a Redemption Period would also be deemed to be in connection with a Make- Whole Fundamental Change, a Holder of any such Notes to be converted shall be entitled to a single increase to the Conversion Rate with respect to the first to occur of the Effective Date of the Optional Redemption Notice or Tax Redemption Notice, as the case may be, or the Make- Whole Fundamental Change, as applicable, and the later event shall be deemed not to have occurred for purposes of such conversion for purposes of this Section 13.03. The Company shall make appropriate adjustments to the Stock Price, in its good faith determination, to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex-Dividend Date, Effective Date (as such term is used in Section 13.04) or expiration date of the event occurs during such five consecutive Trading Day period. (d) The Stock Prices set forth in the column headings of the table below shall be adjusted as of any date on which the Conversion Rate of the Notes is otherwise adjusted. The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares set forth in the table below shall be adjusted in the same manner and at the same time as the Conversion Rate as set forth in Section 13.04. (e) The following table sets forth the number of Additional Shares by which the Conversion Rate shall be increased per $1,000 principal amount of Notes pursuant to this Section 13.03 for each Stock Price and Effective Date set forth below: Stock Price Effective Date $52.38 $55.00 $60.00 $65.00 $69.40 $75.00 $80.00 $90.22 $100.00 $150.00 $300.00 $450.00 March 8, 2024 ..................... 4.6827 4.2653 3.5998 3.0692 2.6872 2.2905 2.0016 1.5508 1.2416 0.4981 0.0615 0.0000 March 15, 2025 ................... 4.6827 4.2653 3.5880 3.0131 2.6039 2.1844 1.8833 1.4226 1.1154 0.4205 0.0504 0.0000 March 15, 2026 ................... 4.6827 4.2484 3.4530 2.8351 2.4022 1.9665 1.6604 1.2063 0.9162 0.3177 0.0368 0.0000 March 15, 2027 ................... 4.6827 4.0909 3.2080 2.5366 2.0780 1.6303 1.3269 0.9008 0.6490 0.2040 0.0234 0.0000 March 15, 2028 ................... 4.6827 3.8576 2.8192 2.0555 1.5591 1.1069 0.8264 0.4818 0.3138 0.0946 0.0111 0.0000 March 15, 2029 ................... 4.6827 3.7733 2.2582 0.9762 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000 The exact Stock Price and Effective Date may not be set forth in the table above, in which case: (i) if the Stock Price is between two Stock Prices in the table above or the Effective Date is between two Effective Dates in the table above, the number of Additional Shares by which the Conversion Rate shall be increased shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Prices and the earlier and later Effective Dates, as applicable, based on a 365-day or 366-day year, as applicable;

73 #97987069v14 (ii) if the Stock Price is greater than $450.00 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (d) of this Section 13.03), no Additional Shares shall be added to the Conversion Rate; and (iii) if the Stock Price is less than $52.38 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (d) of this Section 13.03), no Additional Shares shall be added to the Conversion Rate. Notwithstanding the foregoing, in no event shall the Conversion Rate per $1,000 principal amount of Notes exceed 19.0912 Ordinary Shares, subject to adjustment in the same manner as the Conversion Rate pursuant to Section 13.04. (f) Nothing in this Section 13.03 shall prevent an adjustment to the Conversion Rate that would otherwise be required pursuant to Section 13.04 in respect of a Make-Whole Fundamental Change. Section 13.04. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Notes participate (other than in the case of (x) a share split or sub-division or share combination or consolidation or (y) a tender or exchange offer), at the same time and upon the same terms as holders of the Ordinary Shares and solely as a result of holding the Notes, in any of the transactions described in this Section 13.04, without having to convert their Notes, as if they held a number of Ordinary Shares equal to the Conversion Rate, multiplied by the principal amount (expressed in thousands) of Notes held by such Holder. The Company shall make all these calculations in good faith. The Company shall provide a schedule of its calculations to each of the Trustee and the Conversion Agent, and each of the Trustee and the Conversion Agent is entitled to rely conclusively upon the accuracy of the Company’s calculations without independent verification. Neither the Trustee nor the Conversion Agent nor the Paying Agent shall have any responsibility to monitor the accuracy of any calculation of any adjustment to the Conversion Rate and the same shall be conclusive and binding on the Holders, absent manifest error. Notice of such adjustment to the Conversion Rate shall be given by the Company promptly in writing to the Holders, the Trustee, the Paying Agent and the Conversion Agent and shall be conclusive and binding on the Holders, absent manifest error. (a) If the Company exclusively issues Ordinary Shares as a dividend or distribution on Ordinary Shares, if the Company issues any Ordinary Shares credited as fully paid by way of capitalization of profits or reserves (including any share premium account or capital redemption reserve) or if the Company effects a share split or sub-division or share combination or consolidation, the Conversion Rate shall be adjusted based on the following formula: 0 0 OS OS'CRCR' ×= where,

74 #97987069v14 CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex- Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or sub-division or share combination or consolidation, as applicable; CR' = the Conversion Rate in effect immediately after the open of business on such Ex- Dividend Date or Effective Date; OS0 = the number of Ordinary Shares outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or sub-division or combination or consolidation); and OS' = the number of Ordinary Shares outstanding immediately after giving effect to such dividend, distribution, share split or sub-division or share combination or consolidation. Any adjustment made under this Section 13.04(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or sub-division or share combination or consolidation, as applicable. If any dividend or distribution of the type described in this Section 13.04(a) is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. (b) If the Company issues to all or substantially all holders of the Ordinary Shares any rights, options or warrants (other than pursuant to a shareholders’ rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase Ordinary Shares at a price per share that is less than the average of the Last Reported Sale Prices of the Ordinary Shares for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula: YOS XOSCRCR' 0 0 0 + + ×= where, CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex- Dividend Date for such issuance; CR' = the Conversion Rate in effect immediately after the open of business on such Ex- Dividend Date; OS0 = the number of Ordinary Shares outstanding immediately prior to the open of business on such Ex-Dividend Date;

75 #97987069v14 X = the total number of Ordinary Shares issuable pursuant to such rights, options or warrants; and Y = the number of Ordinary Shares equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants. Any increase made under this Section 13.04(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that Ordinary Shares are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of Ordinary Shares actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred. For purposes of this Section 13.04(b) and for the purpose of Section 13.01(b)(ii)(A), in determining whether any rights, options or warrants entitle the holders of the Ordinary Shares to subscribe for or purchase Ordinary Shares at less than such average of the Last Reported Sale Prices of the Ordinary Shares for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such Ordinary Shares, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company in good faith and in a commercially reasonable manner. (c) If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Ordinary Shares, excluding (i) dividends, distributions or issuances (including share splits or sub-divisions) as to which an adjustment was effected pursuant to Section 13.04(a) or Section 13.04(b), (ii) except as otherwise provided in Section 13.10, rights issued pursuant to any shareholders’ rights plan of the Company then in effect, (iii) distributions of Reference Property issued in exchange for, or upon conversion of, Ordinary Shares in a Merger Event, (iv) dividends or distributions paid exclusively in cash as to which the provisions set forth in Section 13.04(d) shall apply, and (v) Spin-Offs as to which the provisions set forth below in this Section 13.04(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula: FMVSP SPCRCR' 0 0 0 − ×=

76 #97987069v14 where, CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex- Dividend Date for such distribution; CR' = the Conversion Rate in effect immediately after the open of business on such Ex- Dividend Date; SP0 = the average of the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and FMV = the fair market value (as determined by the Company in good faith and in a commercially reasonable manner) of the Distributed Property with respect to each outstanding share of the Ordinary Shares on the Ex-Dividend Date for such distribution. Any increase made under the portion of this Section 13.04(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of the Ordinary Shares receive the Distributed Property and without having to convert its Note(s), the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of Ordinary Shares equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. If the Company determines the “FMV” (as defined above) of any distribution for purposes of this Section 13.04(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution. With respect to an adjustment pursuant to this Section 13.04(c) where there has been a payment of a dividend or other distribution on the Ordinary Shares of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, that are, or, when issued (or, immediately following a merger of such a Subsidiary or business unit with or into a third party substantially concurrent with such dividend or distribution), will be, listed or admitted for trading on a U.S. national securities exchange (each, a “Spin-Off”), the Conversion Rate shall be increased based on the following formula: 0 00 0 MP MPFMVCRCR' + ×= where,

77 #97987069v14 CR0 = the Conversion Rate in effect immediately prior to the end of the Valuation Period; CR' = the Conversion Rate in effect immediately after the end of the Valuation Period; FMV0 = the product of (x) the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Ordinary Shares (determined by reference to the definition of Last Reported Sale Price as set forth in Section 1.01 as if references therein to Ordinary Shares were to such Capital Stock or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”) and (y) the number of shares or units of such Capital Stock or similar equity interest distributed to Holders of Ordinary Shares per one Ordinary Share; and MP0 = the average of the Last Reported Sale Prices of the Ordinary Shares over the Valuation Period. The increase to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided that in respect of any conversion of Notes, for any Trading Day that falls within the relevant Observation Period for such conversion and within the Valuation Period, the reference to “10” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, such Trading Day in determining the Conversion Rate as of such Trading Day. If the payment or distribution constituting a Spin-Off in connection with which an increase to the Conversion Rate is made pursuant to the preceding paragraph is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would be in effect if such payment or distribution had not been declared. For purposes of this Section 13.04(c) (and subject in all respect to Section 13.10), rights, options or warrants distributed by the Company to all holders of the Ordinary Shares entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Ordinary Shares (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such Ordinary Shares; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Ordinary Shares, shall be deemed not to have been distributed for purposes of this Section 13.04(c) (and no adjustment to the Conversion Rate under this Section 13.04(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 13.04(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or

78 #97987069v14 other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 13.04(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (y) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Ordinary Shares with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Ordinary Shares as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued. For purposes of Section 13.04(a), Section 13.04(b) and this Section 13.04(c), if any dividend or distribution to which this Section 13.04(c) is applicable also includes one or both of: (A) a dividend or distribution of Ordinary Shares to which Section 13.04(a) is applicable (the “Clause A Distribution”); or (B) a dividend or distribution of rights, options or warrants to which Section 13.04(b) is applicable (the “Clause B Distribution”), then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 13.04(c) is applicable (the “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 13.04(c) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Conversion Rate adjustment required by Section 13.04(a) and Section 13.04(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any Ordinary Shares included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 13.04(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 13.04(b). (d) If the Company or any of its Subsidiaries make or pay any cash dividend or distribution to all or substantially all holders of the Ordinary Shares, the Conversion Rate shall be adjusted based on the following formula: CR' = CR0 × SP0 SP0 – C where,

79 #97987069v14 CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex- Dividend Date for such dividend or distribution; CR' = the Conversion Rate in effect immediately after the open of business on the Ex- Dividend Date for such dividend or distribution; SP0 = the Last Reported Sale Price of the Ordinary Shares on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and C = the amount in cash per share the Company distributes to all or substantially all holders of the Ordinary Shares. References in this Section 13.04(d) to making or paying a cash dividend shall include (x) a scrip dividend which shall be treated as a cash amount equal to the highest aggregate value of the property subject to an election and (y) any payment to holders of Ordinary Shares upon or in connection with a reduction of capital. Any increase pursuant to this Section 13.04(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board of Directors determines not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, for each $1,000 principal amount of Notes, at the same time and upon the same terms as holders of Ordinary Shares and without having to convert its Note(s), the amount of cash that such Holder would have received if such Holder owned a number of Ordinary Shares equal to the Conversion Rate on the Ex-Dividend Date for such cash dividend or distribution. (e) If the Company or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Ordinary Shares, to the extent that the cash and value of any other consideration included in the payment per share of the Ordinary Shares exceeds the average of the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula: ( ) SP'OS OS'SP' ACCRCR' 0 0 × ×+ ×= where, CR0 = the Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

80 #97987069v14 CR' = the Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; AC = the aggregate value of all cash and any other consideration (as determined by the Company in good faith and in a commercially reasonable manner) paid or payable for Ordinary Shares purchased in such tender or exchange offer; OS0 = the number of Ordinary Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all Ordinary Shares accepted for purchase or exchange in such tender or exchange offer); OS' = the number of Ordinary Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Ordinary Shares accepted for purchase or exchange in such tender or exchange offer); and SP' = the average of the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires. The increase to the Conversion Rate under this Section 13.04(e) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that in respect of any conversion of Notes, for any Trading Day that falls within the relevant Observation Period for such conversion and within the 10 Trading Days immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires, references to “10” or “10th” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the expiration date of such tender or exchange offer to, and including, such Trading Day in determining the Conversion Rate as of such Trading Day of such Observation Period. If the Company or one of its Subsidiaries is obligated to purchase Ordinary Shares pursuant to any such tender or exchange offer described in this Section 13.04(e) but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be readjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been made. (f) Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of Ordinary Shares or any securities convertible into or exchangeable for Ordinary Shares or the right to purchase Ordinary Shares or such convertible or exchangeable securities. (g) In addition to those adjustments required by clauses (a), (b), (c), (d) and (e) of this Section 13.04, subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Board of Directors determines that

81 #97987069v14 such increase would be in the Company’s best interest. In addition, subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to holders of Ordinary Shares or rights to purchase Ordinary Shares in connection with a dividend or distribution of Ordinary Shares (or rights to acquire Ordinary Shares) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Company shall deliver to the Holder of each Note, the Trustee and the Conversion Agent (if other than the Trustee) a written notice of the increase at least one Business Day prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect. (h) Notwithstanding anything to the contrary in this Article 13, the Conversion Rate shall not be adjusted: (i) upon the issuance of any Ordinary Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in Ordinary Shares under any plan; (ii) upon the issuance of any Ordinary Shares or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of the Company’s Subsidiaries; (iii) upon the issuance of any Ordinary Shares pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the date the Notes were first issued; (iv) upon the repurchase of any Ordinary Shares pursuant to an open market share repurchase program or other buy back transaction, including structured or derivative transactions, that is not a tender or exchange offer of the kind described in Section 13.04(e); (v) solely for a change in the par value of the Ordinary Shares; or (vi) for accrued and unpaid interest, if any. (i) All calculations and other determinations under this Article 13 shall be made by the Company and shall be made to the nearest one-ten thousandth (1/10,000th) of a share. If an adjustment to the Conversion Rate otherwise required by this Section 13.04 would result in a change of less than 1% to the Conversion Rate, then, notwithstanding anything to the contrary in this Section 13.04, the Company may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect (i) when all such deferred adjustments would result in an aggregate change to the Conversion Rate of at least 1%, (ii) on the Conversion Date of any Note, (iii) on each Trading Day of an Observation Period in respect of any conversion of a Note, (iv) on the effective date of any Fundamental Change and/or Make- Whole Fundamental Change, (v) on any date on which the Company delivers an Optional Redemption Notice or a Tax Redemption Notice and (vi) on December 15, 2028.

82 #97987069v14 (j) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee (and the Conversion Agent if not the Trustee) an Officer’s Certificate setting forth the Conversion Rate after such adjustment, setting forth a brief statement of the facts requiring such adjustment and the date as of which such adjustment is effective, and such Officer’s Certificate shall be conclusive evidence of the accuracy of such adjustment absent manifest error. Unless and until a Responsible Officer of the Trustee shall have received such Officer’s Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Conversion Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment. Neither the Trustee nor the Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein. (k) For purposes of this Section 13.04, the number of Ordinary Shares at any time outstanding shall not include Ordinary Shares held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on Ordinary Shares held in the treasury of the Company, but shall include Ordinary Shares issuable in respect of scrip certificates issued in lieu of fractions of Ordinary Shares. (l) Notwithstanding anything to the contrary herein, if a Holder converts a Note and the Daily Settlement Amount for any Trading Day during the Observation Period applicable to such conversion (i) is calculated based on a Conversion Rate adjusted on account of any event, other than a Spin-Off, described in Section 13.04(a) through Section 13.04(d) and (ii) includes any Ordinary Shares that will be delivered with an entitlement for their holder to effectively participate in such event for economic purposes, then, the Company shall add the amount of the related dividend, distribution or other event giving rise to such adjustment to the Daily VWAP used in calculating the number of Ordinary Shares included in the Daily Net Settlement Amount in respect of each such Trading Day. Section 13.05. Adjustments of Prices. Whenever any provision of this Indenture requires the Company to calculate the Last Reported Sale Prices, the Daily VWAPs, the Daily Conversion Values, the Daily Net Settlement Amounts or the Daily Settlement Amounts over a span of multiple days (including, without limitation, an Observation Period and the period, if any, for determining the Stock Price for purposes of a Make-Whole Fundamental Change), the Company shall, acting in good faith and in a commercially reasonable manner, make appropriate adjustments to each to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex-Dividend Date, Effective Date or expiration date, as the case may be, of the event occurs, at any time during the period when the Last Reported Sale Prices, the Daily VWAPs, the Daily Conversion Values, the Daily Net Settlement Amounts or the Daily Settlement Amounts are to be calculated. For the avoidance of doubt, the adjustments made pursuant to this Section 13.05 shall be made solely to the extent that the Company determines in its good faith judgment and in a

83 #97987069v14 commercially reasonable manner that any such adjustment is appropriate and without duplication of any adjustment made pursuant to Section 13.04. Section 13.06. Shares to Be Fully Paid. The Company shall take all such steps available to it to ensure that at all relevant times it is able to transfer, or allot and issue, free from pre- emptive rights and in accordance with all applicable laws, Ordinary Shares for the purpose of enabling the Company to issue the maximum number of Ordinary Shares that may be due, from time to time, upon the conversion of the Notes (including in connection with any then current anti-dilution adjustment or upon conversion in connection with a then existing Make-Whole Fundamental Change, Optional Redemption Notice or Tax Redemption Notice) and the Company shall notify in writing the Trustee within five Business Days of the occurrence of any deficiency in its shareholder authority to issue such maximum number of Ordinary Shares. Section 13.07. Effect of Recapitalizations, Reclassifications and Changes of the Ordinary Shares. (a) In the case of: (i) any recapitalization, redesignation, reclassification or change of the Ordinary Shares (other than a change in par or nominal value, or changes resulting from a split or sub-division or combination or consolidation), (ii) any binding share exchange, consolidation, merger, combination, or similar transaction involving the Company, (iii) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and the Company’s Subsidiaries, taken as a whole, to any Person or (iv) any scheme of arrangement, in each case, as a result of which all of the Ordinary Shares would be converted into, exchanged for, or canceled in consideration for, stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Merger Event”), then, at the effective time of such Merger Event, the Company or the successor or acquiring corporation, as the case may be, shall execute with the Trustee and the Conversion Agent (if other than the Trustee) a supplemental indenture permitted under Section 10.01(g) providing that at and after the effective time of such Merger Event, the right to convert each $1,000 principal amount of Notes shall be changed into a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of Ordinary Shares equal to the Conversion Rate immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property,” with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one Ordinary Share is entitled to receive) upon such Merger Event; provided, however, that at and after the effective time of the Merger Event (A) the Company shall continue to have the right to determine the form of consideration to be paid or delivered, as the case may be, in respect of the remainder, if any, of the Conversion Obligation in excess of

84 #97987069v14 the principal amount of the Notes being converted in accordance with Section 13.02 and (B) (I) the amount otherwise payable in cash upon conversion of the Notes in accordance with Section 13.02 shall continue to be payable in cash, (II) any Ordinary Shares that the Company otherwise would have been required to deliver upon conversion of the Notes in accordance with Section 13.02 shall instead be deliverable in the amount and type of Reference Property that a holder of that number of Ordinary Shares would have been entitled to receive in such Merger Event and (III) the Daily VWAP shall be calculated based on the value of a unit of Reference Property. If the Merger Event causes the Ordinary Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then (i) the Reference Property into which the Notes will be convertible shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Ordinary Shares, and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one Ordinary Share. If the holders of the Ordinary Shares receive only cash in such Merger Event, then for all conversions for which the relevant Conversion Date occurs after the effective date of such Merger Event (A) the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased by any Additional Shares pursuant to Section 13.03), multiplied by the price paid per Ordinary Share in such Merger Event and (B) the Company shall satisfy the Conversion Obligation by paying cash to converting Holders on the second Business Day immediately following the relevant Conversion Date. The Company shall notify in writing Holders, the Trustee and the Conversion Agent (if other than the Trustee) of such weighted average as soon as practicable after such determination is made. If the Reference Property in respect of any such Merger Event includes, in whole or in part, shares of Common Equity, ordinary shares or American depositary receipts (or other interests) in respect thereof, the supplemental indenture described in the second immediately preceding paragraph shall provide for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Article 13 with respect to the portion of the Reference Property consisting of such Common Equity, ordinary shares or American depositary receipts (or other interests) in respect thereof. If, in the case of any Merger Event, the Reference Property includes shares of stock, other securities or other property or assets (including cash or any combination thereof) of a Person other than the successor or purchasing corporation, as the case may be, in such Merger Event, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders of the Notes as the Company shall reasonably and in good faith consider necessary by reason of the foregoing, including the provisions providing for the purchase rights set forth in Article 14. (b) When the Company executes a supplemental indenture pursuant to subsection (a) of this Section 13.07, the Company shall promptly file with the Trustee and the Conversion Agent (if other than the Trustee) an Officer’s Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a unit of Reference Property after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly deliver notice thereof to all

85 #97987069v14 Holders. The Company shall cause notice of the execution of such supplemental indenture to be delivered to each Holder within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture. (c) The Company shall not become a party to any Merger Event unless its terms are consistent with this Section 13.07. None of the foregoing provisions shall affect the right of a Holder of Notes to convert its Notes into cash up to the aggregate principal amount of such Notes and cash, Ordinary Shares or a combination of cash and Ordinary Shares, as applicable, in respect of the remainder, if any, of the Conversion Obligation in excess of the aggregate principal amount of such Notes, as set forth in Section 13.01 and Section 13.02 prior to the effective date of such Merger Event. (d) The above provisions of this Section shall similarly apply to successive Merger Events. Section 13.08. Certain Covenants. (a) The Company covenants that all Ordinary Shares issued upon conversion of Notes shall be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof. (b) The Company covenants that, if any Ordinary Shares to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such Ordinary Shares may be validly issued upon conversion, the Company shall, to the extent then permitted by the rules and interpretations of the Commission, secure such registration or approval, as the case may be. (c) The Company further covenants that if at any time the Ordinary Shares shall be listed on any national securities exchange or automated quotation system the Company shall list and keep listed, so long as the Ordinary Shares shall be so listed on such exchange or automated quotation system, any Ordinary Shares issuable upon conversion of the Notes. Section 13.09. Responsibility of Trustee. The Trustee and the Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine the Conversion Rate (or any adjustment thereto) or whether any facts exist that may require any adjustment (including any increase) of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Ordinary Shares, or of any securities, property or cash that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any Ordinary Shares or share certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine (a) whether a supplemental indenture needs to be entered into or (b) the correctness of any provisions contained in any supplemental indenture entered into pursuant

86 #97987069v14 to Section 13.07 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Notes after any event referred to in such Section 13.07 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept (without any independent investigation) as conclusive evidence of the correctness of any such provisions, and shall be protected in conclusively relying upon, the Officer’s Certificate (which the Company shall be obligated to file with the Trustee and the Conversion Agent (if other than the Trustee) prior to the execution of any such supplemental indenture) with respect thereto. Neither the Trustee nor the Conversion Agent shall be responsible for determining whether any requirements, conditions or event contemplated by Section 13.01(b) has occurred that makes the Notes eligible for conversion or no longer eligible therefor until the Company has delivered to the Trustee and the Conversion Agent the notices referred to in Section 13.01(b) with respect to the commencement or termination of such conversion rights, on which notices the Trustee and the Conversion Agent may conclusively rely, and the Company agrees to deliver such notices to the Trustee and the Conversion Agent immediately after the occurrence of any such event or at such other times as shall be provided for in Section 13.01(b). Except as otherwise expressly provided herein, neither the Trustee, the Conversion Agent, nor any other agent acting under this Indenture (other than the Company, if acting in such capacity) shall have any obligation to make any calculation or to determine whether the Notes may be surrendered for conversion pursuant to this Indenture, or to notify the Company or the Depositary or any of the Holders if the Notes have become convertible pursuant to the terms of this Indenture. Section 13.10. Shareholder Rights Plans. If the Company has a shareholder rights plan in effect upon conversion of the Notes, each Ordinary Share, if any, issued upon such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Ordinary Shares issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such shareholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of Notes, the rights have separated from the Ordinary Shares in accordance with the provisions of the applicable shareholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Ordinary Shares Distributed Property as provided in Section 13.04(c), subject to readjustment in the event of the expiration, termination or redemption of such rights. Section 13.11. Exchange in Lieu of Conversion. (a) When a Holder surrenders its Notes for conversion, the Company may, at its election (an “Exchange Election”), cause such Notes to be delivered to one or more financial institutions designated by the Company for exchange in lieu of conversion. In order to accept any Notes surrendered for conversion, the designated financial institution(s) must agree to timely pay and deliver, as the case may be, in exchange for such Notes, cash up to the aggregate principal amount of such Notes and cash, Ordinary Shares or a combination of cash and Ordinary Shares, at the Company’s election, in respect of the remainder, if any, of the Conversion Obligation in excess of the aggregate principal amount of such Notes that would otherwise be due upon conversion as described in Section 13.02 (the “Conversion Consideration”). If the Company makes an Exchange Election, it shall, by the close of business on the Trading Day immediately following the relevant Conversion Date, notify the Holder surrendering its Notes for conversion,

87 #97987069v14 the Trustee and the Conversion Agent (if other than the Trustee) in writing that the Company has made the Exchange Election and the Company shall notify in writing the designated financial institution(s) of the relevant deadline for payment and delivery, as the case may be, of the Conversion Consideration and the type of Conversion Consideration to be paid and delivered, as the case may be. (b) Any Notes exchanged by the designated financial institution(s) shall remain outstanding, subject to the applicable procedures of the Depositary. If the designated financial institution(s) agree(s) to accept any Notes for exchange but does not timely pay and deliver, as the case may be, the related Conversion Consideration, or if such designated financial institution(s) does not accept the Notes for exchange, the Company shall pay and deliver, as the case may be, the relevant Conversion Consideration, as, and at the time, required pursuant to this Indenture, as if the Company had not made an Exchange Election. (c) The Company’s designation of any financial institution to which the Notes may be submitted for exchange does not require such financial institution to accept any Notes (unless such financial institution has separately made an agreement with the Company). The Company may, but shall not be obligated to, enter into a separate agreement with any designated financial institution that would compensate it for any such transaction. ARTICLE 14 REPURCHASE OF NOTES AT OPTION OF HOLDERS Section 14.01. Repurchase at Option of Holders Upon a Fundamental Change. (a) Subject to Section 14.01(g), if a Fundamental Change occurs at any time, each Holder shall have the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes, or any portion thereof that is equal to $1,000 or an integral multiple of $1,000, on the date (the “Fundamental Change Repurchase Date”) specified by the Company that is not less than 20 Business Days or more than 35 Business Days following the date of the Fundamental Change Company Notice at a repurchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”), unless the Fundamental Change Repurchase Date falls after a Regular Record Date but on or prior to the Interest Payment Date to which such Regular Record Date relates, in which case the Company shall instead pay the full amount of accrued and unpaid interest (to, but not including, such Interest Payment Date) to Holders of record as of such Regular Record Date, and the Fundamental Change Repurchase Price shall be equal to 100% of the principal amount of Notes to be repurchased pursuant to this Article 14. The Trustee and the Conversion Agent, Paying Agent or any other agent appointed for such purposes shall have no responsibility to determine the Fundamental Change Repurchase Price. (b) Repurchases of Notes under this Section 14.01 shall be made, at the option of the Holder thereof, upon: (i) delivery to the Paying Agent by a Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Attachment 2 to the Form of Note attached hereto as Exhibit A, if the Notes are Physical Notes, or in

88 #97987069v14 compliance with the Depositary’s procedures for surrendering interests in Global Notes, if the Notes are Global Notes, in each case on or before the close of business on the second Business Day immediately preceding the Fundamental Change Repurchase Date; and (ii) delivery of the Notes, if the Notes are Physical Notes, to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the Corporate Trust Office of the Paying Agent, or book-entry transfer of the Notes, if the Notes are Global Notes, in compliance with the procedures of the Depositary, in each case such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor. The Fundamental Change Repurchase Notice in respect of any Notes to be repurchased shall state: (i) in the case of Physical Notes, the certificate numbers of the Notes to be delivered for repurchase; (ii) the portion of the principal amount of Notes to be repurchased, which must be $1,000 or an integral multiple thereof; and (iii) that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and this Indenture; provided, however, that if the Notes are Global Notes, the Fundamental Change Repurchase Notice must comply with appropriate Depositary procedures. Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this Section 14.01 shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the close of business on the second Business Day immediately preceding the Fundamental Change Repurchase Date by receipt by the Paying Agent of a duly completed written notice of withdrawal from such Holder in accordance with Section 14.02. The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof. (c) On or before the 20th calendar day after the occurrence of the effective date of a Fundamental Change, the Company shall provide to all Holders of Notes and the Trustee and the Paying Agent (in the case of a Paying Agent other than the Trustee) a written notice (the “Fundamental Change Company Notice”) of the occurrence of the effective date of the Fundamental Change and of the repurchase right at the option of the Holders arising as a result thereof. In the case of Physical Notes, such notice shall be by first class mail or, in the case of Global Notes, such notice shall be delivered in accordance with the applicable procedures of the Depositary. Simultaneously with providing such notice, the Company shall publish a notice containing the information set forth in the Fundamental Change Company Notice on the

89 #97987069v14 Company’s website or through such other public medium as the Company may use at that time. Each Fundamental Change Company Notice shall specify: (i) the events causing the Fundamental Change; (ii) the date of the Fundamental Change; (iii) the last date on which a Holder may exercise the repurchase right pursuant to this Article 14; (iv) the Fundamental Change Repurchase Price; (v) the Fundamental Change Repurchase Date; (vi) the name and address of the Paying Agent and the Conversion Agent, if applicable; (vii) if applicable, the Conversion Rate and any adjustments to the Conversion Rate; (viii) that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a Holder may be converted only if the Holder validly withdraws the Fundamental Change Repurchase Notice in accordance with the terms of this Indenture; and (ix) the procedures that Holders must follow to require the Company to repurchase their Notes. No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 14.01. At the Company’s written request, given at least five days prior to the date the Fundamental Change Company Notice is to be sent (or such shorter period of time as may be acceptable to the Trustee), the Trustee shall give such notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Fundamental Change Company Notice shall be prepared by the Company and delivered to the Trustee no later than two (2) Business Days (or such shorter period as is acceptable to the Trustee) prior to the date of Fundamental Change Company Notice is to be sent. (d) Notwithstanding anything to the contrary in this Article 14, the Company shall not be required to repurchase, or to make an offer to repurchase, the Notes upon a Fundamental Change if a third party makes such an offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth in this Indenture and such third party purchases all Notes properly surrendered and not validly withdrawn under its offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth in this Indenture.

90 #97987069v14 (e) To the extent that the provisions of any applicable securities laws or regulations conflict with the provisions of this Indenture relating to the Company’s obligations to repurchase the Notes upon a Fundamental Change, the Company shall comply with such securities laws and regulations and shall not be deemed to have breached its obligations under such provisions of this Indenture by virtue of such conflict. (f) Notwithstanding the foregoing, no Notes may be repurchased by the Company on any date at the option of the Holders upon a Fundamental Change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes). The Paying Agent will promptly return to the respective Holders thereof any Physical Notes held by it during the acceleration of the Notes (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes), or any instructions for book-entry transfer of the Notes in compliance with the procedures of the Depositary shall be deemed to have been cancelled, and, upon such return or cancellation, as the case may be, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn. (g) Notwithstanding anything to the contrary in this Section 14.01, the Company shall not be required to send a Fundamental Change Company Notice, or offer to repurchase or repurchase any Notes, as set forth in this Article 14, in connection with a Fundamental Change occurring pursuant to clause (b)(A) or (B) of the definition thereof, if: (i) such Fundamental Change constitutes a Merger Event whose Reference Property consists entirely of cash in U.S. dollars; (ii) immediately after such Fundamental Change, the Notes become convertible (pursuant to Section 13.07 and, if applicable, Section 13.03) into consideration that consists solely of U.S. dollars in an amount per $1,000 principal amount of Notes that equals or exceeds the Fundamental Change Repurchase Price per $1,000 principal amount of Notes (calculated assuming that the same includes the maximum amount of accrued but unpaid interest payable as part of the Fundamental Change Repurchase Price for such Fundamental Change); and (iii) the Company timely sends the notice relating to such Fundamental Change required pursuant to Section 13.01(b)(iii). Any Fundamental Change with respect to which, in accordance with the provisions of this Section 14.01(g), the Company does not offer to repurchase any Notes is referred to as herein as an “Exempted Fundamental Change.” Section 14.02. Withdrawal of Fundamental Change Repurchase Notice. A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal received by the Paying Agent at its Corporate Trust Office in accordance with this Section 14.02 at any time prior to the close of business on the second Business Day immediately preceding the Fundamental Change Repurchase Date, specifying: (i) the principal amount of the Notes with respect to which such notice of withdrawal is being submitted, which must be in a principal amount of $1,000 or an integral multiple of $1,000, (ii) if Physical Notes have been issued, the certificate number of the Note in respect of which such notice of withdrawal is being submitted, and

91 #97987069v14 (iii) the principal amount, if any, of such Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000; provided, however, that if the Notes are Global Notes, the notice must comply with applicable procedures of the Depositary. Section 14.03. Deposit of Fundamental Change Repurchase Price. (a) The Company will deposit with the Trustee (or other Paying Agent appointed by the Company, or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) on or prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date an amount of money sufficient to repurchase all of the Notes to be repurchased at the appropriate Fundamental Change Repurchase Price; provided, however, that to the extent any deposit is received by the Trustee (or the applicable Paying Agent) after 11:00 a.m., New York City time on any Fundamental Change Repurchase Date, such deposit will be deemed deposited on the next Business Day. Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes surrendered for repurchase (and not withdrawn prior to the close of business on the second Business Day immediately preceding the Fundamental Change Repurchase Date) will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 14.01) and (ii) the time of book-entry transfer or the delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by Section 14.01 by wire transfer in immediately available funds for the amount payable to the Holders of such Notes entitled thereto to the account designated by such Person as they shall appear in the Note Register; provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Fundamental Change Repurchase Price. (b) If by 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date, the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to make payment on all the Notes or portions thereof that are to be repurchased on such Fundamental Change Repurchase Date, then, with respect to the Notes that have been properly surrendered for repurchase and have not been validly withdrawn, (i) such Notes will cease to be outstanding, (ii) interest will cease to accrue on such Notes (whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent) and (iii) all other rights of the Holders of such Notes will terminate (other than the right to receive the Fundamental Change Repurchase Price and, if applicable, accrued and unpaid interest). (c) Upon surrender of a Note that is to be repurchased in part pursuant to Section 14.01, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Note in an authorized denomination equal in principal amount to the unrepurchased portion of the Note surrendered. Section 14.04. Covenant to Comply with Applicable Laws Upon Repurchase of Notes. In connection with any repurchase offer, the Company will, if required:

92 #97987069v14 (a) comply in all material respects with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act that may then be applicable; (b) file a Schedule TO or any other required schedule under the Exchange Act; and (c) otherwise comply in all material respects with all federal and state securities laws in connection with any offer by the Company to repurchase the Notes; in each case, so as to permit the rights and obligations under this Article 14 to be exercised in the time and in the manner specified in this Article 14. ARTICLE 15 OPTIONAL REDEMPTION ON OR AFTER MARCH 22, 2027 Section 15.01. Optional Redemption. No sinking fund is provided for the Notes. Except as set forth in Article 16, the Notes shall not be redeemable by the Company prior to March 22, 2027. On or after March 22, 2027, the Company may redeem (an “Optional Redemption”) for cash all or any portion of the Notes (subject to the Partial Redemption Limitation), at the Redemption Price, if the Last Reported Sale Price of the Ordinary Shares has been at least 130% of the Conversion Price then in effect for at least 20 Trading Days (whether or not consecutive) during any 30 consecutive Trading Day period (including the last Trading Day of such period) ending on, and including, the Trading Day immediately preceding the date on which the Company provides the Optional Redemption Notice in accordance with Section 15.02. Section 15.02. Notice of Optional Redemption; Selection of Notes. (a) In case the Company exercises its Optional Redemption right to redeem all or, as the case may be, any part of the Notes pursuant to this Article 15, it shall fix a date for redemption (each, an “Optional Redemption Date”) and it or, at its written request actually received by the Trustee on the Business Day prior to the date on which notice is to be given to Holders (or such shorter period of time as may be acceptable to the Trustee), the Trustee, in the name of and at the expense of the Company, shall deliver or cause to be delivered a notice of such Optional Redemption prepared by the Company (an “Optional Redemption Notice”) not less than 55 nor more than 70 Scheduled Trading Days prior to the Optional Redemption Date to each Holder of Notes so to be redeemed as a whole or in part; provided, however, that, if the Company shall give such notice, it shall also give written notice of the Optional Redemption Date to the Trustee. The Optional Redemption Date must be a Business Day, and the Company shall not specify an Optional Redemption Date that falls on or after the 51st Scheduled Trading Day immediately preceding the Maturity Date. (b) The Optional Redemption Notice, if delivered in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Optional Redemption Notice by mail or any defect in the Optional Redemption Notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. (c) Each Optional Redemption Notice shall specify:

93 #97987069v14 (i) the Optional Redemption Date; (ii) the Redemption Price; (iii) that on the Optional Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed, and that interest thereon, if any, shall cease to accrue on and after the Optional Redemption Date; (iv) the place or places where such Notes are to be surrendered for payment of the Redemption Price; (v) that Holders of Called Notes may surrender all or any portion of such Notes for conversion at any time during the related Redemption Period; (vi) the procedures a converting Holder must follow to convert its Called Notes and the Cash Percentage; (vii) the Conversion Rate and, if applicable, the number of Additional Shares added to the Conversion Rate in accordance with Section 13.03; (viii) the CUSIP, ISIN or other similar numbers, if any, assigned to such Notes; and (ix) in case any Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Optional Redemption Date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued. An Optional Redemption Notice shall be irrevocable. (d) If the Company elects to redeem fewer than all of the outstanding Notes, at least $100,000,000 aggregate principal amount of Notes must be outstanding and not subject to Optional Redemption as of the date of the relevant Optional Redemption Notice (and after giving effect to the delivery of such Optional Redemption Notice) (such requirement, the “Partial Redemption Limitation”). If fewer than all of the outstanding Notes are to be redeemed, the Trustee shall select the Notes or portions thereof of a Global Note or the Notes in certificated form to be redeemed (in principal amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee considers to be fair and appropriate and, in the case of Global Notes, in accordance with the Depositary’s applicable procedures. If any Note selected for partial redemption is submitted for conversion in part after such selection, the portion of the Note submitted for conversion shall be deemed (so far as may be possible) to be the portion selected for redemption. Section 15.03. Payment of Notes Called for Optional Redemption. (a) If any Optional Redemption Notice has been given in respect of all or any part of the Notes in accordance with Section 15.02, the Notes so subject to redemption shall become due and payable on the Optional Redemption Date at the place or places stated in the Optional Redemption Notice and at the applicable Redemption Price. On presentation and surrender of the Notes at the place or places

94 #97987069v14 stated in the Optional Redemption Notice, the Notes shall be paid and redeemed by the Company at the applicable Redemption Price. (b) Prior to 11:00 a.m., New York City time, on the Optional Redemption Date, the Company shall deposit with the Paying Agent or, if the Company or a Subsidiary of the Company is acting as the Paying Agent, shall set aside, segregate and hold in trust as provided in Section 4.04 an amount of cash (in immediately available funds if deposited on the Optional Redemption Date), sufficient to pay the Redemption Price of all of the Notes to be redeemed on such Optional Redemption Date. Subject to receipt of funds by the Paying Agent, payment for the Notes to be redeemed shall be made on the Optional Redemption Date for such Notes. The Paying Agent shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Redemption Price. (c) Upon surrender of a Note that is to be redeemed in part pursuant to Section 15.02, the Company shall execute and upon receipt of a Company Order, the Trustee shall authenticate and deliver to the Holder a new Note in an authorized denomination equal in principal amount to the unredeemed portion of the Note surrendered. Section 15.04. Restrictions on Optional Redemption. The Company may not redeem any Notes pursuant to this Article 15 on any date if the principal amount of the Notes has been accelerated in accordance with the terms of this Indenture, and such acceleration has not been rescinded, on or prior to the Optional Redemption Date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Redemption Price with respect to such Notes). ARTICLE 16 REDEMPTION FOR CHANGES IN THE TAX LAWS OF THE RELEVANT TAXING JURISDICTIONS Section 16.01. Optional Redemption for Changes in the Tax Laws of the Relevant Taxing Jurisdictions. (a) The Company may redeem (a “Tax Redemption”) for cash the Notes, in whole but not in part (except in respect of Holders that elect otherwise as described below), at the Company’s option at the Redemption Price if on the next date on which any amount would be payable in respect of the Notes, the Company would be required to pay any Additional Amounts, and the Company cannot avoid any such payment obligation by taking commercially reasonable measures available to it (provided that (i) changing the jurisdiction of the Company’s organization shall not be deemed to be a commercially reasonable measure, but (ii) listing the Notes on a “recognized stock exchange,” or admitting the Notes to trading on a “multilateral trading facility operated by an EEA-regulated recognized stock exchange,” so as to constitute the Notes “quoted eurobonds” for the purposes of section 987 of the U.K. Income Tax Act 2007, shall (assuming there has been no change, since the date of the Offering Memorandum, to the exemption from U.K. withholding tax applicable to payments of interest on a “quoted Eurobond” so as to make avoiding such payment obligation materially more onerous in the judgment of the Company) be deemed to be a commercially reasonable measure) as a result of: (i) any amendment to, or change in, the laws, tax treaties, or any regulations or rulings promulgated thereunder of a Relevant Taxing Jurisdiction that is publicly announced and becomes effective on or after the date of the Offering Memorandum (or,

95 #97987069v14 if the applicable Relevant Taxing Jurisdiction becomes a relevant Tax Jurisdiction on a date after the date of the Offering Memorandum, such later date); or (ii) any amendment to, or change in, an official interpretation or application regarding such laws, tax treaties, regulations or rulings, including by virtue of a holding, judgment or order by a court of competent jurisdiction that is publicly announced and becomes effective after the date of the Offering Memorandum (or, if the applicable Relevant Taxing Jurisdiction becomes a Relevant Taxing Jurisdiction on a date after the date of the Offering Memorandum, such later date) (any such amendment or change described in clauses (i) or (ii), a “Change in Tax Law”). Section 16.02. Tax Redemption Notice. (a) In case the Company exercises its Tax Redemption right pursuant to this Article 16, it shall fix a date for redemption (a “Tax Redemption Date”) and it, or at its written request actually received by the Trustee on the Business Day prior to the date on which notice is to be given to Holders (or such shorter period of time as may be acceptable to the Trustee), the Trustee, in the name of and at the expense of the Company, shall deliver or cause to be delivered a notice of such Tax Redemption (a “Tax Redemption Notice”) not less than 55 nor more than 70 Scheduled Trading Days prior to the Tax Redemption Date to each Holder of the Notes; provided, however, that, if the Company shall give such notice, it shall also give written notice of the Tax Redemption Date to the Trustee. The Tax Redemption Date must be a Business Day, and the Company shall not specify a Tax Redemption Date that falls on or after the 51st Scheduled Trading Day immediately preceding the Maturity Date. (b) Notwithstanding anything to the contrary in this Indenture, the Company shall not give any Tax Redemption Notice earlier than 70 Scheduled Trading Days prior to the earliest date on which the Company would be obligated to pay Additional Amounts. (c) The Tax Redemption Notice, if delivered in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Tax Redemption Notice by mail or any defect in the Tax Redemption Notice to the Holder of any Note designated for Tax Redemption shall not affect the validity of the proceedings for the redemption of any other Note. (d) Each Tax Redemption Notice shall specify: (i) the Tax Redemption Date; (ii) the Redemption Price; (iii) that on the Tax Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed, and that the interest thereon, if any, shall cease to accrue on and after the Tax Redemption Date; (iv) the place or places where such Notes are to be surrendered for payment of the Redemption Price;

96 #97987069v14 (v) that Holders of Called Notes may surrender all or any portion of such Notes for conversion at any time during the related Redemption Period; (vi) the procedures a converting Holder must follow to convert its Called Notes and the Cash Percentage; (vii) the Conversion Rate and, if applicable, the number of Additional Shares added to the Conversion Rate in accordance with Section 13.03; (viii) the CUSIP, ISIN or other similar numbers, if any, assigned to such Notes; (ix) that Holders have the right to elect not to have their Notes redeemed by delivering to the Trustee written notice to that effect not later than the 15th calendar day prior to the Tax Redemption Date; (x) that Holders who wish to elect not to have their Notes redeemed must satisfy the requirements set forth in this Indenture; and (xi) that Holders who elect not to have their Notes redeemed will not receive any Additional Amounts as a result of the relevant Change in Tax Law with respect to payments and deliveries made in respect of such Holder’s Notes following the related Tax Redemption Date, and that all subsequent payments and deliveries with respect to such Holder’s Notes will be subject to any tax required to be withheld or deducted under the laws of the Relevant Taxing Jurisdiction as a result of the relevant Change in Tax Law; provided that a Holder complying with the requirements for conversion described under Section 13.02 during the related Redemption Period will be deemed to have validly delivered a notice of its election not to have its Notes redeemed, and the Company will pay Additional Amounts, if any are due, with respect to such Holder’s conversion of its Notes; A Tax Redemption Notice shall be irrevocable. Section 16.03. Payment of Notes Called for Tax Redemption. (a) If any Tax Redemption Notice has been given in respect of the Notes in accordance with Section 16.02, the Notes shall become due and payable on the Tax Redemption Date at the place or places stated in the Tax Redemption Notice and at the applicable Redemption Price. On presentation and surrender of the Notes at the place or places stated in the Tax Redemption Notice, the Notes shall be paid and redeemed by the Company at the applicable Redemption Price. (b) Prior to 11:00 a.m., New York City time, on the Tax Redemption Date, the Company shall deposit with the Paying Agent or, if the Company or a Subsidiary of the Company is acting as the Paying Agent, shall set aside, segregate and hold in trust as provided in Section 4.04 an amount of cash (in immediately available funds if deposited on the Tax Redemption Date), sufficient to pay the Redemption Price of all of the Notes to be redeemed on such Tax Redemption Date. Subject to receipt of funds by the Paying Agent, payment for the

97 #97987069v14 Notes to be redeemed shall be made on the Tax Redemption Date for such Notes. The Paying Agent shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Redemption Price. Section 16.04. Holders’ Right to Avoid Tax Redemption. Notwithstanding anything to the contrary in this Article 16, if the Company has given a Tax Redemption Notice as described in Section 16.02, each Holder of Notes will have the right to elect that such Holder’s Notes will not be subject to such Tax Redemption. If a Holder elects that its Notes will not be subject to such Tax Redemption, the Company shall not be required to pay Additional Amounts as a result of the relevant Change in Tax Law with respect to payments and deliveries made in respect of such Notes following the related Tax Redemption Date, and all subsequent payments and deliveries in respect of such Holder’s Notes will be subject to any tax required to be withheld or deducted under the laws of the Relevant Taxing Jurisdiction as a result of the relevant Change in Tax Law. The obligations to pay Additional Amounts to any electing Holder for payments and deliveries made in periods prior to the related Tax Redemption Date shall continue to apply, subject to the exceptions set forth under Section 4.10. Holders must exercise their option to elect to avoid a Tax Redemption by written notice to the Trustee no later than the 15th calendar day prior to the related Tax Redemption Date; provided that a Holder complying with the requirements for conversion described in Section 13.02 before the close of business on the second Scheduled Trading Day immediately preceding the related Tax Redemption Date shall be deemed to have validly delivered a notice of its election not to have its Notes redeemed in such Tax Redemption, and the Company will pay Additional Amounts, if any are due, with respect to such Holder’s conversion of its Notes. If no election is made or deemed to have been made, the Holder will have its Notes redeemed without any further action. Section 16.05. Restrictions on Tax Redemption. The Company may not redeem any Notes pursuant to this Article 16 on any date if the principal amount of the Notes has been accelerated in accordance with the terms of this Indenture, and such acceleration has not been rescinded, on or prior to the Tax Redemption Date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Redemption Price with respect to such Notes). ARTICLE 17 MISCELLANEOUS PROVISIONS Section 17.01. Provisions Binding on Company’s Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not. Section 17.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation or other entity that shall at the time be the lawful sole successor of the Company. Section 17.03. Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders

98 #97987069v14 on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to LivaNova PLC, 20 Eastbourne Terrace, London, United Kingdom, W2 6LG, Attention: Chief Legal Officer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office or sent electronically in .pdf format to any address specified by the Trustee and shall be deemed to be received upon actual receipt thereof by the Trustee. Notwithstanding any other provision of the Indenture, notices to the Trustee and any other Agent shall only be deemed received upon actual receipt thereof by a Responsible Officer at the Corporate Trust Office. So long as and to the extent that the Notes are represented by Global Notes and such Global Notes are held by The Depository Trust Company, notices to owners of beneficial interests in the Global Notes may be given by delivery of the relevant notice to The Depository Trust Company for communication by it to entitled account holders in accordance with The Depository Trust Company’s applicable procedures. The Company hereby acknowledges that it is fully aware of the risks associated with transmitting instructions via electronic methods (including facsimile), and being aware of these risks, authorizes the Trustee to accept and act upon any instruction sent to it or any Paying Agent, Conversion Agent or Note Registrar in the Company’s name or in the name of one or more appropriate authorized signers of the Company via electronic methods (including facsimile). The Trustee shall be entitled to rely on Section 7.06 of this Indenture when accepting or acting upon any instructions, communications or documents received by it, and shall not be liable in the event any notice or communication is not received, or is mutilated, illegible, interrupted, duplicated, incomplete, unauthorized or delayed for any reason, including (but not limited to) electronic or telecommunications failure. Furthermore, notwithstanding the above, if any Trustee receives information or instructions delivered by electronic mail, other electronic method or other unsecured method of communication believed by it to be genuine and to have been sent by the proper person or persons, the Trustee or any Paying Agent, Conversion Agent or Note Registrar shall have (i) no duty or obligation to verify or confirm that the person who sent such instructions is in fact a person authorized to give instructions or directions on behalf of the Company and (ii) absent its or their gross negligence or willful misconduct, no liability for any losses, liabilities, costs or expenses incurred or sustained by any holder, the Company or any other person as a result of such reliance on or compliance with such information or instructions. The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications. Any notice or communication delivered or to be delivered to a Holder of Physical Notes shall be mailed to it by first class mail, postage prepaid, at its address as it appears on the Note Register or sent by electronic mail and shall be sufficiently given to it if so delivered within the

99 #97987069v14 time prescribed. Any notice or communication delivered or to be delivered to a Holder of Global Notes shall be delivered in accordance with the applicable procedures of the Depositary and shall be sufficiently given to it if so delivered within the time prescribed. Failure to mail or deliver a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed or delivered, as the case may be, in the manner provided above, it is duly given, whether or not the addressee receives it. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. Notwithstanding any other provision of this Indenture or any Note, where this Indenture or any Note provides for notice of any event to a Holder of a Global Note (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depositary (or its designee) in accordance with the Depositary’s applicable procedures. Section 17.04. Governing Law; Jurisdiction. THIS INDENTURE, EACH NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INDENTURE OR ANY NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND TO BE PERFORMED IN SUCH STATE. The Company irrevocably consents and agrees, for the benefit of the Holders from time to time of the Notes and the Trustee, that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Notes may be brought in the courts of the State of New York or the courts of the United States of America located in the Borough of Manhattan, New York City, New York and, until amounts due and to become due in respect of the Notes have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the courts of the State of New York or the courts of the United States of America located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Section 17.05. Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall, if requested

100 #97987069v14 by the Trustee, furnish to the Trustee an Officer’s Certificate and an Opinion of Counsel stating that such action is permitted by the terms of this Indenture. Each Officer’s Certificate and Opinion of Counsel provided for, by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with this Indenture (other than the Officer’s Certificates provided for in Section 4.08) shall include (a) a statement that the person signing such certificate is familiar with the requested action and this Indenture; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement contained in such certificate is based; (c) a statement that, in the judgment of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed judgment as to whether or not such action is permitted by this Indenture; and (d) a statement as to whether or not, in the judgment of such person, such action is permitted by this Indenture and that all conditions precedent have been complied with. Notwithstanding anything to the contrary in this Section 17.05, if any provision in this Indenture specifically provides that the Trustee shall or may receive an Opinion of Counsel in connection with any action to be taken by the Trustee or the Company hereunder, the Trustee shall be entitled to such Opinion of Counsel. Section 17.06. Legal Holidays. In any case where any Interest Payment Date, any Fundamental Change Repurchase Date, any Redemption Date or the Maturity Date is not a Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue in respect of the delay. Section 17.07. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction. Section 17.08. Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the Holders, the parties hereto, any Paying Agent, any Conversion Agent, any authenticating agent, any Note Registrar and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture. Section 17.09. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof. Section 17.10. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.04, Section 2.05, Section 2.06, Section 2.07, Section 10.04 and Section 14.03 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver

101 #97987069v14 Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.08. Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation or other entity is otherwise eligible under this Section 17.10, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation or other entity. Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall deliver notice of such appointment to all Holders. The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent’s fees to be unreasonable. The provisions of Section 7.02, Section 7.03, Section 7.04, Section 8.03 and this Section 17.10 shall be applicable to any authenticating agent. If an authenticating agent is appointed pursuant to this Section 17.10, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form: __________________________, as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture. By: ____________________ Authorized signatory Section 17.11. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original

102 #97987069v14 Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. Section 17.12. Severability. In the event any provision of this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired. Section 17.13. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 17.14. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, pandemics, epidemics, recognized public emergencies, quarantine restrictions, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. Section 17.15. Calculations. Except as otherwise provided herein, the Company shall be responsible for making all calculations called for under the Notes or in connection with a conversion and in no instance shall the Trustee, the Paying Agent, the Conversion Agent or any other agent hereunder be responsible for making such calculations. These calculations include, but are not limited to, determinations of the Stock Price, the Last Reported Sale Prices of the Ordinary Shares, the Trading Price of the Notes (for purposes of Section 13.01(b)(i)), the Daily VWAPs, the Daily Conversion Values, the Daily Net Settlement Amounts, the Daily Settlement Amounts, accrued interest payable on the Notes (including any Additional Interest payable on the Notes), the Conversion Rate and Conversion Price of the Notes. The Company shall make all these calculations in good faith and, absent manifest error, the Company’s calculations shall be final and binding on Holders of Notes. Upon request, the Company shall provide a schedule of its calculations to each of the Trustee, the Paying Agent and the Conversion Agent, and each of the Trustee, the Paying Agent and Conversion Agent is entitled to rely conclusively upon the accuracy of the Company’s calculations without independent verification. The Trustee shall forward the Company’s calculations to any Holder of Notes upon the written request of that Holder at the sole cost and expense of the Company. Section 17.16. USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the

103 #97987069v14 Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the USA PATRIOT Act. Section 17.17. Tax Withholding. Subject in all respects to Section 4.10 of this Indenture, the Company or the Trustee, as the case may be, shall be entitled to make a deduction or withholding from any payment which it makes under this Indenture or the Notes for or on account of any present or future taxes, duties or charges if and to the extent so required by any applicable law, in which event the Company or the Trustee, as the case may be, shall make such payment after such withholding or deduction has been made and shall timely remit to the applicable governmental authority for the amount so withheld or deducted in accordance with applicable law. Section 17.18. Electronic Signatures. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to the Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English). The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties. [Remainder of page intentionally left blank]

[Signature Page to Indenture] #97987069v14 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above. For and on behalf of LIVANOVA PLC, as Issuer By: /s/ Alex Shvartsburg Name: Alex Shvartsburg Title: Chief Financial Officer

[Signature Page to Indenture] #97987069v14 CITIBANK, N.A., as Trustee By: /s/ Peter Lopez Name: Peter Lopez Title: Senior Trust Officer

A-1 #97987069v14 EXHIBIT A [FORM OF FACE OF NOTE] [INCLUDE FOLLOWING LEGEND IF A GLOBAL NOTE] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [INCLUDE FOLLOWING LEGEND IF A RESTRICTED SECURITY] [THIS SECURITY AND THE ORDINARY SHARES, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND (2) AGREES FOR THE BENEFIT OF LIVANOVA PLC (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

A-2 #97987069v14 (C) TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.] NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF LIVANOVA PLC OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF LIVANOVA PLC DURING THE IMMEDIATELY PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.

A-3 #97987069v14 LIVANOVA PLC 2.50% Convertible Senior Note due 2029 No. [_____] [Initially]1 $[________] CUSIP No. [________]2 LivaNova PLC, a public limited company organized under the laws of England and Wales (the “Company,” which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.]3 [_______]4, or registered assigns, the principal sum [as set forth in the “Schedule of Exchanges of Notes” attached hereto]5 [of $[_______]]6, which amount, taken together with the principal amounts of all other outstanding Notes, shall not, unless permitted by the Indenture, exceed $345,000,000, subject to Section 2.10 of the Indenture, in accordance with the rules and procedures of the Depositary, on March 15, 2029, and interest thereon as set forth below. This Note shall bear interest at the rate of 2.50% per year from March 8, 2024, or from the most recent date to which interest has been paid or provided for to, but excluding, the next scheduled Interest Payment Date until March 15, 2029. Interest is payable semi-annually in arrears on each March 15 and September 15, commencing on September 15, 2024, to Holders of record at the close of business on the preceding March 1 and September 1 (whether or not such day is a Business Day), respectively. Additional Interest will be payable as set forth in Section 4.06(d), Section 4.06(e) and Section 6.03 of the within-mentioned Indenture, and any reference to interest on, or in respect of, any Note therein shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to any of such Section 4.06(d), Section 4.06(e) or Section 6.03, and any express mention of the payment of Additional Interest in any provision therein shall not be construed as excluding Additional Interest in those provisions thereof where such express mention is not made. Any Defaulted Amounts shall accrue interest per annum at the rate borne by the Notes, subject to the enforceability thereof under applicable law, from, and including, the relevant payment date to, but excluding, the date on which such Defaulted Amounts shall have been paid by the Company, at its election, in accordance with Section 2.03(c) of the Indenture. The Company shall pay the principal of and interest on this Note, if and so long as such Note is a Global Note, in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of such Note. As provided in and subject to the provisions 1 Include if a global note. 2 This Note will be deemed to be identified by CUSIP No. [________] and ISIN No. [________] from and after such time when the Company delivers, pursuant to Section 2.05 of the within-mentioned Indenture, written notice to the Trustee of the deemed removal of the Restricted Note Legend affixed to this Note, subject to Section 2.05(c) of the Indenture. 3 Include if a global note. 4 Include if a physical note. 5 Include if a global note. 6 Include if a physical note.

A-4 #97987069v14 of the Indenture, the Company shall pay the principal of any Notes (other than Notes that are Global Notes) at the office or agency designated by the Company for that purpose. The Company has initially designated Citibank, N.A. as its Paying Agent, Conversion Agent and Note Registrar in respect of the Notes and the Corporate Trust Office in the United States of America as a place where Notes may be presented for payment or for registration of transfer and exchange. Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into cash and, if applicable, Ordinary Shares, on the terms and subject to the limitations set forth in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Note, and any claim, controversy or dispute arising under or related to this Note, shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts entered into and to be performed in such state. In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control and govern. This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually or electronically by the Trustee or a duly authorized authenticating agent under the Indenture. [Remainder of page intentionally left blank]

A-5 #97987069v14 IN WITNESS WHEREOF, the Company has caused this Note to be duly executed. For and on behalf of LIVANOVA PLC By: Name: Title: Dated: TRUSTEE’S CERTIFICATE OF AUTHENTICATION CITIBANK, N.A. as Trustee, certifies that this is one of the Notes described in the within-named Indenture. By:_______________________________ Authorized signatory

A-6 #97987069v14 [FORM OF REVERSE OF NOTE] LIVANOVA PLC 2.50% Convertible Senior Note due 2029 This Note is one of a duly authorized issue of Notes of the Company, designated as its 2.50% Convertible Senior Notes due 2029 (the “Notes”), limited to the aggregate principal amount of $345,000,000, subject to Section 2.10 of the Indenture, all issued or to be issued under and pursuant to an Indenture dated as of March 8, 2024 (the “Indenture”), between the Company and Citibank, N.A., as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties, indemnifications, privileges, disclaimers from liability and immunities thereunder of the Trustee, the Company and the Holders of the Notes. Additional Notes may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Indenture. In case certain Events of Default shall have occurred and be continuing, the principal of, and interest on, all Notes may be declared, by either the Trustee or Holders of at least 30% in aggregate principal amount of Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Indenture. Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date, the Redemption Price on any Redemption Date and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note. The Company will pay cash amounts in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in certain other circumstances, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Notes as described therein. It is also provided in the Indenture that, subject to certain exceptions, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences. Each Holder shall have the right to receive payment or delivery, as the case may be, of (x) the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon conversion of, this Note at the place, at the respective times, at the rate and in the lawful money or Ordinary Shares, as the case may be, herein prescribed.

A-7 #97987069v14 The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, without payment of any service charge but, if required by the Company or Trustee, with payment of a sum sufficient to cover any transfer or documentary, stamp or similar issue or transfer tax that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange of Notes being different from the name of the Holder of the old Notes surrendered for such exchange. The Notes shall be redeemable at the Company’s option (i) at any time due to a Change in Tax Law in accordance with the terms and subject to the conditions specified in the Indenture and (ii) on or after March 22, 2027 in accordance with the terms and subject to the conditions specified in the Indenture. No sinking fund is provided for the Notes. Upon the occurrence of a Fundamental Change (other than an Exempted Fundamental Change), the Holder has the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price. Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, during certain periods and upon the occurrence of certain conditions specified in the Indenture, prior to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date, to convert any Notes or portion thereof that is $1,000 or an integral multiple thereof, into cash up to the principal amount hereof and cash, Ordinary Shares or a combination of cash and Ordinary Shares, as applicable, in respect of the remainder, if any, of the Conversion Obligation hereof in excess of the principal amount hereof at the Conversion Rate specified in the Indenture, as adjusted from time to time as provided in the Indenture.

A-8 #97987069v14 ABBREVIATIONS The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM = as tenants in common UNIF GIFT MIN ACT = Uniform Gifts to Minors Act CUST = Custodian TEN ENT = as tenants by the entireties JT TEN = joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list.

A-9 #97987069v14 SCHEDULE A7 SCHEDULE OF EXCHANGES OF NOTES LIVANOVA PLC 2.50% Convertible Senior Notes due 2029 The initial principal amount of this Global Note is _______ DOLLARS ($[_________]). The following increases or decreases in this Global Note have been made: Date of exchange Amount of decrease in principal amount of this Global Note Amount of increase in principal amount of this Global Note Principal amount of this Global Note following such decrease or increase Signature of authorized signatory of Trustee or Custodian 7 Include if a global note.

1 #97987069v14 ATTACHMENT 1 [FORM OF NOTICE OF CONVERSION] LIVANOVA PLC 2.50% Convertible Senior Notes due 2029 To: Citibank, N.A., as Conversion Agent 480 Washington Boulevard, 30th Floor Jersey City, New Jersey 07310 Attention: Agency & Trust – LivaNova PLC (Convertible Senior Notes due 2029) Email: citi.cspag.debt@citi.com The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into cash and, if applicable, Ordinary Shares in accordance with the terms of the Indenture referred to in this Note, and directs (1) with respect to the transfer agent for the Ordinary Shares, that any cash payable and any Ordinary Shares issuable and deliverable upon such conversion, together with any cash for any fractional shares, and (2) with respect to the Conversion Agent, that any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any Ordinary Shares or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes or other similar governmental charge, if any in accordance with Section 13.02(d) and Section 13.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. Security Delivery Instructions Ordinary Shares to which the undersigned is entitled upon conversion of the Note shall be delivered via DWAC to [name of broker], DTC #[broker’s DTC#]. Wire Payment Instructions Dated: _____________________ ________________________________ ________________________________ Signature(s)

2 #97987069v14 ___________________________ Signature Guarantee Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Ordinary Shares are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder. Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder: _________________________ (Name) _________________________ (Street Address) _________________________ (City, State and Zip Code) Please print name and address Principal amount to be converted (if less than all): $______,000 NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever. _________________________ Social Security or Other Taxpayer Identification Number (IRS tax forms attached)

1 #97987069v14 ATTACHMENT 2 [FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE] LIVANOVA PLC 2.50% Convertible Senior Notes due 2029 To: Citibank, N.A., as Trustee and Paying Agent 480 Washington Boulevard, 30th Floor Jersey City, New Jersey 07310 Attention: Agency & Trust – LivaNova PLC (Convertible Senior Notes due 2029) Email: citi.cspag.debt@citi.com The undersigned registered owner of this Note hereby acknowledges receipt of a notice from LivaNova PLC (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 14.01 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below: Dated: _____________________ ________________________________ Signature(s) ___________________________ _________________________________ Signature Guarantee Wire Instructions Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if

2 #97987069v14 Ordinary Shares are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder. Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder: _________________________ (Name) _________________________ (Street Address) _________________________ (City, State and Zip Code) Please print name and address _________________________ Social Security or Other Taxpayer Identification Number (IRS tax forms attached) Principal amount to be repaid (if less than all): $______,000 NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

1 #97987069v14 ATTACHMENT 3 [FORM OF ASSIGNMENT AND TRANSFER] To: Citibank, N.A., as Trustee and as Note Registrar For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises. In connection with any transfer of the within Note occurring prior to the Resale Restriction Termination Date, as defined in the Indenture governing such Note, the undersigned confirms that such Note is being transferred: □ To LivaNova PLC or a subsidiary thereof; or □ Pursuant to a registration statement that has become or been declared effective under the Securities Act of 1933, as amended; or □ Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or □ Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended, or any other available exemption from the registration requirements of the Securities Act of 1933, as amended.

2 #97987069v14 Dated: ________________________ _____________________________________ _____________________________________ Signature(s) _____________________________________ Signature Guarantee Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Notes are to be delivered, other than to and in the name of the registered holder. NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

B-1 EXHIBIT B [FORM OF INCUMBENCY CERTIFICATE] I, ________________, an Authorized Officer for purposes of the Indenture (as defined below), acting on behalf of LivaNova PLC (the “Company”), hereby certify that: (A) each person listed below (including myself) is (i) an Authorized Officer for purposes of the Indenture, dated as of March 8, 2024, by and among the Company and Citibank, N.A., as trustee (the “Indenture”) and (ii) duly elected or appointed or authorized, qualified and acting as such officer or authorized person; and (B) each signature appearing below is the person’s genuine signature. Name Title Specimen Signature ________________ ________________ ________________ ________________ IN WITNESS WHEREOF, I have executed this Certificate of Incumbency as of the date first written above. LIVANOVA PLC By:_______________________________ Name: Title: